                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of Commission Only (as permitted by
        Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to (S)240.14a-12

                    Flag Investors Equity Partners Fund, Inc.
                    -----------------------------------------
                (Name of Registrant as Specified In Its Charter)
             -------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:
        (2)      Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:
        (5)      Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)      Amount Previously Paid:
        (2)      Form, Schedule or Registration Statement No.:
        (3)      Filing Party:
        (4)      Date Filed:

                                               [LOGO] Deutsche Asset Management
                                            A Member of the Deutsche Bank Group

                                                                      June 2002

Dear Shareholder:

   Your fund and certain other funds within the Deutsche Asset Management Fund Complex ('DeAM Fund Complex') are holding shareholder meetings at which shareholders will be asked to vote on certain proposals.

   You will be asked to elect members of the Board governing your fund. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. Your Board also believes that your fund will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

   As you know, your investment advisor's parent, Deutsche Bank AG, has, through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement. Shareholders of certain funds will also be asked to approve a new sub-advisory agreement.

   The enclosed proxy statement details these proposals. For your convenience, we've provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

   Please be assured that:

   . These proposals will have no effect on the number of shares you own or the value of those shares.

   . The advisory fees applicable to your fund will not change.

   . The members of your fund's Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

   To vote, simply complete the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the Internet or by telephone as described on your proxy card.

   Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

                         Respectfully,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch
                         Assistant Secretary

   The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.




Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

                             QUESTIONS AND ANSWERS

    Q: What is the purpose of this proxy solicitation?

    A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

       . to elect eleven members of the Board of Directors of each of Flag Investors Communications Fund, Inc., Flag Investors Equity Partners Fund, Inc. and Flag Investors Value Builder Fund, Inc., as applicable (each, a 'Fund' and collectively, the 'Funds'), whose terms will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained;

       . to approve a new investment advisory agreement between each Fund and Deutsche Asset Management, Inc. ('DeAM, Inc.');

       . to approve a new sub-advisory agreement by and among each Fund, DeAM, Inc. and Alex. Brown Investment Management ('ABIM'); and

       . for Value Builder Fund only, to approve a modification to the Fund's fundamental investment policy concerning loans.

       THE BOARD MEMBERS OF THE FUNDS RECOMMEND THAT YOU VOTE FOR THESE
       PROPOSALS.

    I. BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

    Q: Why am I being asked to vote for Board members?

    A: Fund management recommended to the Boards, and the Boards agreed, that the Funds along with certain other funds that are managed, advised, sub-advised or administered by DeAM, Inc. and certain other funds managed, advised or administered by Investment Company Capital Corp. ('ICCC') (collectively, the 'DeAM Funds') should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Funds' Boards.

    Q: Why did the Funds' Boards approve management's recommendation?

    A: Fund management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Boards considered, among other factors, that a unified group board structure should benefit the Funds by creating an experienced group of Board members who understand the operations of the Funds and the DeAM Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently.
       There may also be cost savings in avoiding duplication of efforts involved in the preparation and conduct of board meetings.

    Q: If the Board proposal is approved by shareholders, how many Directors will sit on the Board?

    A: If all nominees are elected, the Funds' Boards will each consist of eleven individuals. Five of these persons currently serve as members of each Board; six persons will be new to the Funds' Boards but have experience serving on the boards of various other investment companies within the DeAM Fund Complex.

   II. PROPOSAL RELATED TO APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS

    Q: Why am I being asked to vote for a new investment advisory agreement?

    A: Fund management recommended to the Boards that they approve the new investment advisory agreements in order to simplify the organizational structure of Deutsche Bank's US mutual fund operations. The proposed new advisory agreements described in the proxy statement will cover substantially similar provisions and do not differ in terms of services to be provided or fees to be paid therefor from the current advisory agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, and except that, under the new advisory agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC, also an indirect wholly owned subsidiary of Deutsche Bank.

       In determining to recommend that the shareholders approve the new advisory agreements, the Boards considered that the change to DeAM, Inc. is a matter of administrative convenience and no material changes will result with respect to the services currently provided to the Funds.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The investment advisory fee rates proposed to be charged to the Funds under the new advisory agreements are the same as the respective investment advisory fee rates charged under the current advisory agreements.

III. PROPOSAL RELATED TO APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

    Q: Why am I being asked to vote for a new sub-advisory agreement?

    A: Fund management has proposed new sub-advisory agreements among each Fund, DeAM, Inc. and ABIM pursuant to which ABIM would furnish information, investment recommendations, advice and assistance to the Funds and to DeAM, Inc. DeAM, Inc. will remain fully responsible for ABIM's activities under the proposed sub-advisory agreements. The proposed new sub-advisory agreements contain substantially similar provisions and do not differ in substance from the current sub-advisory agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, and the substitution of DeAM, Inc. for ICCC.

    Q: Will the investment advisory fees remain the same?

    A: Yes. The sub-advisory fees will be paid by DeAM, Inc. and not by your fund, and therefore these fees will have no effect on the investment advisory fee paid by your fund to DeAM, Inc.

   IV. FLAG INVESTORS VALUE BUILDER FUND SHAREHOLDERS ONLY--PROPOSAL RELATED TO APPROVAL OF A MODIFICATION TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING LOANS

    Q: Why am I being asked to vote for this change to a fundamental investment policy?

    A: Fund management proposed this change to the Fund's fundamental investment policy concerning loans in order to permit the Fund to engage in securities lending a common practice among mutual funds. This would enable the Fund, subject to certain regulatory requirements, to lend its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purposes of increasing the Fund's investment income.

    V. GENERAL QUESTIONS

    Q: What are the Boards' recommendations?

    A: The Boards recommend that all shareholders vote 'FOR' the nominees for the Boards, 'FOR' the approval of the new advisory agreements and 'FOR' the approval of the new sub-advisory agreements. The Board for Value Builder Fund also recommends that Value Builder Fund shareholders vote 'FOR' the approval of modifying the Fund's fundamental investment policy concerning loans.

    Q: Will my Fund pay for the proxy solicitation and legal costs associated with this solicitation?

    A: No, DeAM, Inc. will bear these costs.

    Q: How can I vote?

    A: You can vote in any one of four ways:

       . Through the Internet, by going to the website listed on your proxy card(s);

       . By telephone, with a toll-free call to the number listed on your proxy card(s);

       .  By mail, with the enclosed proxy card(s); or

       .  In person at the special meeting.

       We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card(s). These voting methods will save your fund money. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

    Q: I plan to vote by mail. How should I sign my proxy card(s)?

    A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

    Q: I plan to vote by telephone. How does telephone voting work?

    A: To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

    Q: I plan to vote through the Internet. How does Internet voting work?

    A: To vote through the Internet, please read and follow the instructions on your enclosed proxy card(s).

    Q: Whom should I call with questions?

    A: Please call Georgeson Shareholder Communications at 1-866-474-6829 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

    Q: Why am I receiving proxy information on Funds that I do not own?

    A: Since shareholders of all of the DeAM Funds are being asked to approve certain of the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for these funds.

   The attached proxy statement contains more detailed information about each of the proposals relating to your Fund. Please read it carefully.

                   FLAG INVESTORS COMMUNICATIONS FUND, INC.
                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                    FLAG INVESTORS VALUE BUILDER FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held July 30, 2002

   A special meeting of shareholders of Flag Investors Communications Fund, Inc. ('Communications Fund'), Flag Investors Equity Partners Fund, Inc. ('Equity Partners Fund') and Flag Investors Value Builder Fund, Inc. ('Value Builder Fund') (each, a 'Fund' and collectively, the 'Funds') will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 2:00 pm (Eastern time) (the 'Special Meeting'). Each Fund is an open-end management investment company, organized under the laws of the State of Maryland.

   The Special Meeting is being held to consider and vote on the following matters for the Funds, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

 PROPOSAL I:          To elect eleven Directors of the Fund to hold office
 Each Fund separately until their respective successors have been duly elected and qualified or until their earlier resignation
                      or removal, whose terms will be effective on the date
                      of the Special Meeting or, in the event of an
                      adjournment or adjournments of the Special Meeting,
                      such later date as shareholder approval is obtained.
 PROPOSAL II:         To approve a new investment advisory agreement (a
 Each Fund separately 'New Advisory Agreement') between the Fund and
                      Deutsche Asset Management, Inc. ('DeAM, Inc.') to
                      be implemented within two years of the date of the
                      Special Meeting upon approval of the members of the
                      Fund's Board of Directors who are not 'interested
                      persons' (as defined in the Investment Company Act
                      of 1940, as amended).
 PROPOSAL III:        To approve a new investment sub-advisory agreement
 Each Fund separately (a 'New Sub-Advisory Agreement') among the Fund,
                      Alex. Brown Investment Management ('ABIM') and
                      DeAM, Inc. to be implemented within two years of
                      the date of the Special Meeting upon approval of the
                      members of the Fund's Board of Directors who are
                      not 'interested persons' (as defined in the Investment
                      Company Act of 1940, as amended).
 PROPOSAL IV:         To modify the Fund's fundamental investment policy
 Value Builder only   concerning loans.

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.

   The New Advisory Agreements described in Proposal II contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank AG ('Deutsche Bank'), would be the investment advisor rather than Investment Company Capital Corp. ('ICCC'), also an indirect wholly owned subsidiary of Deutsche Bank.

   The New Sub-Advisory Agreements described in Proposal III contain substantially similar provisions and do not differ in substance from the Current Sub-Advisory Agreements except for the dates of execution, effectiveness, and initial term, and except that, under the New Sub-Advisory Agreements, DeAM, Inc. would be the investment advisor rather than ICCC.

   Implementation of Proposal III for a Fund is contingent upon the approval of Proposal II (the New Advisory Agreement) by the shareholders of that Fund. If shareholders of a Fund do not approve Proposal II, but approve Proposal III, the Current Advisory and Sub-Advisory Agreements will remain in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

   The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   The Board of Directors of each Fund unanimously recommends that shareholders vote FOR the election of each nominee to the Board of Directors and FOR each relevant Proposal.

   This notice and related proxy material are first being mailed to shareholders of the Funds on or about June 13, 2002. This proxy is being solicited on behalf of the Board of Directors of each Fund.

                         By Order of the Board of Directors,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Assistant Secretary

Baltimore, Maryland
June 10, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE  SPECIAL  MEETING,  PLEASE  COMPLETE,
 DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED
  ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE
   VOTING BY TELEPHONE OR  THROUGH  THE  INTERNET).  NO  POSTAGE  NEED  BE
    AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.  THE  PROXY
     IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-474-6829.
                                                                              3

                              YOUR VOTE IS IMPORTANT
                         NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted 'FOR' the nominees for Director named in the attached Proxy Statement; 'FOR' the approval of the new investment advisory agreements with Deutsche Asset Management, Inc.; 'FOR' the approval of the new investment sub-advisory agreements among the Funds, Alex. Brown Investment Management and Deutsche Asset Management, Inc.; 'FOR' a modification to Value Builder Fund's investment policy concerning loans, and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card(s) to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the Internet or telephone. To vote in this manner, you will need the 'control' number(s) that appear on your proxy card(s).

    See your proxy card(s) for instructions for Internet voting.

    You may also call 1-866-474-6829 and vote by telephone.

    If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solic-itor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

-----------------------------------------------------------------------------------------
 Registration                                                     Valid Signature
 -----------                                                      ---------------
-----------------------------------------------------------------------------------------
 Corporate Accounts
     (1) ABC Corp.                                         ABC Corp.
                                                           John Doe, Treasurer
     (2) ABC Corp.                                         John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer                 John Doe
     (4) ABC Corp. Profit Sharing Plan                     John Doe, Director
-----------------------------------------------------------------------------------------
 Partnership Accounts
     (1) The XYZ Partnership                               Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership              Jane B. Smith, General Partner
-----------------------------------------------------------------------------------------
 Trust Accounts
     (1) ABC Trust Account                                 Jane B. Doe, Director
     (2) Jane B. Doe, Director u/t/d 12/28/78              Jane B. Doe
-----------------------------------------------------------------------------------------
 Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
          UGMA/UTMA                                        John B. Smith
     (2) Estate of John B. Smith                           John B. Smith, Jr., Executor
-----------------------------------------------------------------------------------------

                   FLAG INVESTORS COMMUNICATIONS FUND, INC.
                   FLAG INVESTORS EQUITY PARTNERS FUND, INC.
                    FLAG INVESTORS VALUE BUILDER FUND, INC.

                               One South Street
                           Baltimore, Maryland 21202

                    PROXY STATEMENT FOR THE SPECIAL MEETING
                                OF SHAREHOLDERS

                           To Be Held July 30, 2002

   This joint proxy statement ('Proxy Statement') is being furnished in connection with the solicitation by the Boards of Directors of Flag Investors Communications Fund, Inc. ('Communications Fund'), Flag Investors Equity Partners Fund, Inc. ('Equity Partners Fund') and Flag Investors Value Builder Fund, Inc. ('Value Builder Fund') (each, a 'Fund' and collectively, the 'Funds') to be used at the special meeting of the Funds to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 2:00 pm (Eastern time) and at any adjournments thereof (the 'Special Meeting'). This Proxy Statement and accompanying proxy card(s) ('Proxy') are expected to be mailed to shareholders on or about June 13, 2002.

   The Funds are each comprised of four separate share classes, each with its own expense structure. However, since the Proposals presented in this Proxy Statement uniformly affect each class of the Funds, shareholders of each class may vote on all the Proposals relating to the relevant Fund, and each vote has equal weight regardless of its class.

   The Special Meeting is being held to consider and vote on the following matters for the Funds, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

 PROPOSAL I:          To elect eleven Directors of the Fund to hold office
 Each Fund separately until their respective successors have been duly elected and qualified or until their earlier resignation
                      or removal, whose terms will be effective on the date
                      of the Special Meeting or, in the event of an adjourn-
                      ment or adjournments of the Special Meeting, such
                      later date as shareholder approval is obtained.

 PROPOSAL II:            To approve a new investment advisory agreement (a
 Each Fund separately    'New Advisory Agreement') between the Fund and
                         Deutsche Asset Management, Inc. ('DeAM, Inc.') to
                         be implemented within two years of the date of the


               Special Meeting upon approval of the members of the Fund's Board of Directors who are not 'interested persons' (as defined in the Investment Company Act of 1940, as amended).

   PROPOSAL III:        To approve a new investment sub-advisory agreement
   Each Fund separately (a 'New Sub-Advisory Agreement') among the Fund,
                        Alex. Brown Investment Management ('ABIM') and
                        DeAM, Inc. to be implemented within two years of the
                        date of the Special Meeting upon approval of the
                        members of the Fund's Board of Directors who are not
                        'interested persons' (as defined in the Investment
                        Company Act of 1940, as amended).

   PROPOSAL IV:         To modify the Fund's fundamental investment policy
   Value Builder only   concerning loans.

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

   Shareholders of each Fund are to consider the election of Richard R. Burt,
S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard
J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Director Nominees') as Directors of the Fund. Messrs. Burt, Hale, Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of each Fund. Mr. Hale is currently an 'interested person' (an 'Interested Director'), as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), of each Fund and, if elected, will be the Chairman of the Board of each Fund. Messrs. Dill, Jones, and Searcy and Drs. Gruber, Herring and Saunders currently serve on the Boards of Directors of various other investment companies within the Deutsche Asset Management family of funds.

   Shareholders of each Fund are also to consider the approval of a New Advisory Agreement between DeAM, Inc., an affiliate of the current investment advisor for the Fund, and such Fund. Also, shareholders of each Fund are to consider the approval of a New Sub-Advisory Agreement among the Fund, DeAM, Inc. and ABIM.

   Implementation of Proposal III for a Fund is contingent upon the approval of Proposal II (the New Advisory Agreement) by the shareholders of that Fund. If shareholders of a Fund do not approve Proposal II, but approve Proposal III, the Current Advisory and Sub-Advisory Agreements will remain in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

   Shareholders of Value Builder Fund are also to consider the approval of a modification to its investment policy concerning loans to permit the Fund to engage in securities lending.

   Below is a chart describing which proposals affect each Fund.

   FUND                  PROPOSAL I  PROPOSAL II  PROPOSAL III  PROPOSAL IV
   -------------------------------------------------------------------------
   Communications
     Fund               (check mark) (check mark) (check mark)
   -------------------------------------------------------------------------
   Equity Partners Fund (check mark) (check mark) (check mark)
   -------------------------------------------------------------------------
   Value Builder Fund   (check mark) (check mark) (check mark) (check mark)

                              VOTING INFORMATION

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds' shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $177,600. However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

   The most recent Annual Report containing audited financial statements for the fiscal year ended December 31, 2001 (for Communications Fund), May 31, 2001 (for Equity Partners Fund) and March 31, 2002 (for Value Builder Fund) as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of the Equity Partners Fund and Communications Fund (each, a 'Report'), have previously been furnished to shareholders of the Communications Fund, Equity Partners Fund and Value Builder Fund, respectively. An additional copy of each Report will be furnished without charge upon request by writing to the Funds at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313. The Reports are also available on the Deutsche Asset Management website at www.deam-us.com.

   If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Funds are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Funds' secretary (the 'Secretary'). To be effective, such revo-cation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

   Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('Deutsche Bank Trust') may vote any shares in accounts as to which Deutsche Bank Trust has voting authority, which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of the Funds over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

   In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote 'FOR' any Proposal in favor of an adjournment and will vote those Proxies required to be voted 'AGAINST' any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for each Fund, at least one-third of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes' (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

   Shareholders of record at the close of business on May 20, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of the Funds that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the Internet):

   . indicate your instructions on the Proxy (or Proxies);

   . date and sign the Proxy (or Proxies); and

   . mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the Internet are included on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Funds

   Exhibit B to this Proxy Statement sets forth information as of May 31, 2002 regarding the beneficial ownership of the Funds' shares by the persons known by the Funds to beneficially own more than five percent of the outstanding shares of each class of the Funds. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares. Collectively, the Directors, Director Nominees and executive officers of the Funds own less than 1% of each such class' outstanding shares.

Background

   The Funds. Each Fund is a registered open-end management investment company established as a Maryland corporation. Investment Company Capital Corp. ('ICCC'), located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to each Fund pursuant to the terms of three separate investment advisory agreements, one for each Fund (the 'Current Advisory Agreements'). Pursuant to the Current Advisory Agreements, ICCC supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. ICCC pays the ordinary office expenses of the Funds and the compensation, if any, of all officers and employees of the Funds and all Interested Directors of the Funds.

                                  PROPOSAL I

                          ELECTION OF NOMINEES TO THE
                        BOARD OF DIRECTORS OF EACH FUND

   It is proposed that eleven Director Nominees are to be elected at the Special Meeting to comprise the entire Board of Directors of each Fund to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Director Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Directors of the Board and nominated by the full Board at a meeting held on March 26, 2002. If elected, the terms of the eleven Director Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, and upon their respective acceptances of their election in writing (the 'Effective Date'); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Levy, McDonald, Semans and Vogt, each a current member of the Board of Directors, will no longer serve effective the Effective Date if Proposal I is approved by the shareholders of the Funds. The names and ages of the Director Nominees, their principal occupations during the past five years and certain of their other affiliations are provided later in this Proposal. No Independent Director or Independent Director Nominee of the Funds serves or will serve as an officer of the Funds. Each of the Director Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Director Nominees. If any Director Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person(s) as the Board of Directors may recommend.

   The nomination of these persons to serve as the Board of Directors of each Fund reflects an overall plan to coordinate and enhance the efficiency of the governance of the Funds and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment companies managed, advised or administered by ICCC, another indirect wholly owned subsidiary of Deutsche Bank) (the 'DeAM Funds'). The proposal concerning the size and composition of the Boards of Directors was suggested to the Boards by ICCC and reviewed by the current Independent Directors of each Board. Messrs. Burt, Hale (Interested Director), Hardiman and Wadsworth and Ms. Rimel currently serve on the Board of Directors of each Fund. Each of the other Independent Director Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

   ICCC recommended, and the Boards agreed, that the Funds should be governed by a larger Board of Directors composed of the same members as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Funds and the board membership of the other DeAM Funds are not identical. Nine persons currently serve on the Board of Directors of the Funds, and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Director Nominees, certain of the existing Directors will be joined by certain of the board members of the other DeAM Funds. Although the By-Laws of each Fund provide that the Board of Directors may consist of a maximum of fifteen directors, Fund management proposed, and the Boards agreed, that only eleven Director Nominees be submitted for election. Proxies cannot be voted for a greater number of persons than the number of Director Nominees named.

   Although the election of the Director Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

   The following information is provided for each Director Nominee and executive officer of each Fund's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Director Nominee who is an Independent Director Nominee. Information for the Interested Director Nominee follows. The Interested Director Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with DeAM, Inc. The mailing address for the Director Nominees and the executive officers with respect to the Funds' operations is One South Street, Baltimore, Maryland 21202.

                        INFORMATION CONCERNING DIRECTOR
                      NOMINEES AND OFFICERS OF EACH FUND

                                                                                Number of
                                                                                Funds in the
                                                                                Fund Complex
                                                                                to be Overseen
                Position with the Business Experience                           by Director or
Name and        Funds and Length  and Directorships                             Director
Birth Date      of Time Served    During the Past 5 Years                       Nominee/1/
----------------------------------------------------------------------------------------------

Independent Director Nominees

Richard R. Burt Director of each  Chairman, IEP Advisors, Inc. (July 1998 to          86
2/3/47          Fund since 1999.  present); Chairman of the Board, Weirton
                                  Steel Corporation/2/ (April 1996 to present);
                                  Member of the Board, Hollinger
                                  International, Inc./2/ (publishing) (1995 to
                                  present), HCL Technologies Limited
                                  (information technology) (April 1999 to
                                  present), UBS Mutual Funds (formerly
                                  known as Brinson and Mitchell Hutchins
                                  families of funds) (1995 to present)
                                  (registered investment companies); and
                                  Member, Textron Inc./2/ International
                                  Advisory Council (July 1996 to present).
                                  Formerly, Partner, McKinsey & Company
                                  (consulting) (1991-1994) and US Chief
                                  Negotiator in Strategic Arms Reduction
                                  Talks (START) with former Soviet Union
                                  and US Ambassador to the Federal
                                  Republic of Germany (1985-1991); Member
                                  of the Board, Homestake Mining/2/ (mining
                                  and exploration) (1998-February 2001),
                                  Archer Daniels Midland Company/2/
                                  (agribusiness operations) (October 1996-
                                  June 2001) and Anchor Gaming (gaming
                                  software and equipment) (March 1999-
                                  December 2001).

S. Leland Dill  Nominee           Trustee, Phoenix Zweig Series Trust (since          84
3/28/30                           September 1989), Phoenix Euclid Market
                                  Neutral Fund (since May 1998) (registered
                                  investment companies); Retired (since
                                  1986). Formerly, Partner, KPMG Peat
                                  Marwick (June 1956-June 1986); Director,
                                  Vintners International Company Inc. (June
                                  1989-May 1992), Coutts (USA)
                                  International (January 1992-March 2000),
                                  Coutts Trust Holdings Ltd., Coutts Group
                                  (March 1991-March 1999); General
                                  Partner, Pemco (investment company) (June
                                  1979-June 1986).

                                                                             Number of
                                                                             Funds in the
                                                                             Fund Complex
                                                                             to be Overseen
                   Position with the Business Experience                     by Director or
Name and           Funds and Length  and Directorships                       Director
Birth Date         of Time Served    During the Past 5 Years                 Nominee/1/
-------------------------------------------------------------------------------------------

Martin J. Gruber   Nominee           Nomura Professor of Finance, Leonard          85
7/15/37                              N. Stern School of Business, New York
                                     University (since 1964); Trustee, CREF
                                     (since 2000); Director, S.G. Cowen
                                     Mutual Funds (1985-2001), Japan
                                     Equity Fund, Inc. (since 1992), Thai
                                     Capital Fund, Inc. (since 2000) and
                                     Singapore Fund, Inc. (since 2000)
                                     (registered investment companies).

Richard J. Herring Nominee           Jacob Safra Professor of International        84
2/18/46                              Banking and Professor, Finance
                                     Department, The Wharton School,
                                     University of Pennsylvania (since
                                     1972); Director, Lauder Institute of
                                     International Management Studies
                                     (since 2000); Co-Director, Wharton
                                     Financial Institutions Center (since
                                     2000) and Vice Dean and Director,
                                     Wharton Undergraduate Division
                                     (1995-2000).

Joseph R. Hardiman Director of each  Private Equity Investor (1997 to              82
5/27/37            Fund since 1998.  present); Director, Soundview
                                     Technology Group Inc. (investment
                                     banking) (July 1998 to present), Corvis
                                     Corporation/2/ (optical networking
                                     equipment) (July 2000 to present),
                                     Brown Investment Advisory & Trust
                                     Company (investment advisor)
                                     (February 2001 to present), The Nevis
                                     Fund (registered investment company)
                                     (July 1999 to present), and ISI Family
                                     of Funds (registered investment
                                     companies) (March 1998 to present).
                                     Formerly, Director, Circon Corp./2/
                                     (medical instruments) (November 1998-
                                     January 1999); President and Chief
                                     Executive Officer, The National
                                     Association of Securities Dealers, Inc.
                                     and The NASDAQ Stock Market, Inc.
                                     (1987-1997); Chief Operating Officer of
                                     Alex. Brown & Sons Incorporated (now
                                     Deutsche Bank Securities Inc.) (1985-
                                     1987) and General Partner, Alex.
                                     Brown & Sons Incorporated (now
                                     Deutsche Bank Securities Inc.) (1976-
                                     1985).

                                                                                        Number of
                                                                                        Funds in the
                                                                                        Fund Complex
                                                                                        to be Overseen
                     Position with the Business Experience                              by Director or
Name and             Funds and Length  and Directorships                                Director
Birth Date           of Time Served    During the Past 5 Years                          Nominee/1/
------------------------------------------------------------------------------------------------------

Graham E. Jones      Nominee           Senior Vice President, BGK Realty, Inc.                84
1/31/33                                (commercial real estate) (since 1995);
                                       Trustee, 8 open-end mutual funds managed
                                       by Weiss, Peck & Greer (since 1985) and
                                       Trustee of 22 open-end mutual funds
                                       managed by Sun Capital Advisers, Inc.
                                       (since 1998).

Rebecca W. Rimel     Director of       President and Chief Executive Officer, The             84
4/10/51              Communications    Pew Charitable Trusts (charitable
                     Fund since 1996.  foundation) (1994 to present) and Director
                     Director of       and Executive Vice President, The
                     Equity Partners   Glenmede Trust Company (investment trust
                     Fund since 1995.  and wealth management) (1994 to present).
                     Director of       Formerly, Executive Director, The Pew
                     Value Builder     Charitable Trusts (1988-1994) and
                     Fund since 1997.  Director, ISI Family of Funds (registered investment companies) (1997-1999).

Philip Saunders, Jr. Nominee           Principal, Philip Saunders Associates                  84
10/11/35                               (Economic and Financial Consulting)
                                       (since 1988). Formerly, Director, Financial
                                       Industry Consulting, Wolf & Company
                                       (1987-1988); President, John Hancock
                                       Home Mortgage Corporation (1984-1986);
                                       Senior Vice President of Treasury and
                                       Financial Services, John Hancock Mutual
                                       Life Insurance Company, Inc. (1982-1986).

William N. Searcy    Nominee           Pension & Savings Trust Officer, Sprint                84
9/03/46                                Corporation/2/ (telecommunications) (since
                                       1989); Trustee of 22 open-end mutual
                                       funds managed by Sun Capital Advisers,
                                       Inc. (since 1998).

Robert H. Wadsworth  Director of each  President, Robert H. Wadsworth                         87
1/29/40              Fund since 1999.  Associates, Inc. (consulting firm) (1982 to present); President and Director, Trust for
                                       Investment Managers (registered
                                       investment company) (1999 to present).
                                       Formerly, President, Investment Company
                                       Administration, L.L.C. (1992*-July 2001);
                                       President, Treasurer and Director, First
                                       Fund Distributors, Inc. (1990-January
                                       2002); Vice President, Professionally
                                       Managed Portfolios (1999-2002) and
                                       Advisors Series Trust (1997-2002)
                                       (registered investment companies); and
                                       President, Guinness Flight Investment
                                       Funds, Inc. (registered investment
                                       companies).
                                       *Inception date of the corporation which was the
                                       predecessor to the LLC.

                                                                                   Number of
                                                                                   Funds in the
                                                                                   Fund Complex
                                                                                   to be Overseen
                   Position with the   Business Experience                         by Director or
Name and           Funds and Length    and Directorships                           Director
Birth Date         of Time Served      During the Past 5 Years                     Nominee/1/
-------------------------------------------------------------------------------------------------

Interested Director Nominee

Richard T. Hale/3/ Director of         Managing Director, Deutsche Bank                  84
7/17/45            Communications      Securities Inc. (formerly Deutsche Banc
                   Fund since 1996.    Alex. Brown Inc.) and Deutsche Asset
                   Director of Equity  Management (1999 to present); Director
                   Partners Fund since and President, Investment Company Capital
                   1994.               Corp. (registered investment advisor) (1996
                   Director of Value   to present); Director, Deutsche Global
                   Builder Fund since  Funds, Ltd. (2000 to present), CABEI Fund
                   1992.               (2000 to present), North American Income
                                       Fund (2000 to present) (registered
                                       investment companies); Vice President,
                                       Deutsche Asset Management, Inc. (2000 to
                                       present). Chartered Financial Analyst.
                                       Formerly, Director, ISI Family of Funds
                                       (registered investment companies) (1992-
                                       1999).

Officers

Richard T. Hale    President of each   See information provided under Interested
                   Fund since 2000.    Director Nominee.

Amy M. Olmert      Secretary of each   Director, Deutsche Asset Management
5/14/63            Fund since 1997.    (January 1999 to present); Certified Public
                                       Accountant (1989 to present). Formerly,
                                       Vice President, BT Alex. Brown
                                       Incorporated (now Deutsche Bank Securities
                                       Inc.) (1997-1999); Senior Manager, Coopers
                                       & Lybrand L.L.P. (now
                                       PricewaterhouseCoopers LLP) (1992-1997).
Charles A. Rizzo   Treasurer of each   Director, Deutsche Asset Management
8/5/57             Fund since 1999.    (April 2000 to present); Certified Public
                                       Accountant; Certified Management
                                       Accountant. Formerly, Vice President and
                                       Department Head, BT Alex. Brown
                                       Incorporated (now Deutsche Bank
                                       Securities Inc.) (1998-1999); Senior
                                       Manager, Coopers & Lybrand L.L.P. (now
                                       PricewaterhouseCoopers LLP) (1993-1998).

                                                                                Number of
                                                                                Funds in the
                                                                                Fund Complex
                                                                                to be Overseen
                 Position with the   Business Experience                        by Director or
Name and         Funds and Length    and Directorships                          Director
Birth Date       of Time Served      During the Past 5 Years                    Nominee/1/
----------------------------------------------------------------------------------------------
Daniel O. Hirsch Assistant Secretary Managing Director, Deutsche Asset
3/27/54          of each Fund since  Management (2002 to present) and
                 1999.               Director, Deutsche Global Funds Ltd.
                                     (2002 to present). Formerly, Director,
                                     Deutsche Asset Management (1999-2002);
                                     Principal, BT Alex. Brown Incorporated
                                     (now Deutsche Bank Securities Inc.) (1998-
                                     1999); Assistant General Counsel, United
                                     States Securities and Exchange Commission
                                     (1993-1998).

--------
/1/ As of March 31, 2002, the total number of Funds in the Deutsche Asset Management Fund Complex (the 'Fund Complex') is 89.
/2/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/3/  Mr. Hale is a director who is an 'interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.


   Ms. Olmert and Messrs. Hale, Hirsch and Rizzo also hold similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

          Ownership in Securities of DeAM, Inc. and Related Companies

   As reported to the Funds, as of April 30, 2002 the Independent Director Nominees and their immediate family members do not own securities of DeAM, Inc. or an entity directly or indirectly controlling, controlled by, or under common control with DeAM, Inc.

                          Director Compensation Table

   The following table sets forth the compensation paid to the Independent Directors by Communications Fund and the Fund Complex for the fiscal year ended December 31, 2001.

                                        Pension or
                                        Retirement
                                        Benefits   Estimated  Total Compensation
                    Aggregate           Accrued as Annual     from the Fund and
                    Compensation from   Part of    Benefits   the Fund Complex
Name of Person,     the Fund Payable to Fund       Upon       Payable to
Position            Directors           Expenses   Retirement Directors
------------------------------------------------------------------------------------
Truman T. Semans/1/ $0                  N/A        N/A        $0
Chairman
------------------------------------------------------------------------------------
Richard T. Hale/1/  $0                  N/A        N/A        $0
Director and
 President
------------------------------------------------------------------------------------
Richard R. Burt     $7,348/2/           $0/3/      N/A        $39,000 for service on
Director                                                      25 Funds in the Fund
                                                              Complex
------------------------------------------------------------------------------------
Joseph R. Hardiman  $7,386/2/           $0/3/      N/A        $39,000 for service on
Director                                                      23 Funds in the Fund
                                                              Complex
------------------------------------------------------------------------------------
Louis E. Levy       $8,530/2/           $0/3/      N/A        $49,000 for service on
Director                                                      25 Funds in the Fund
                                                              Complex
------------------------------------------------------------------------------------
Eugene J. McDonald  $8,530/2/           $0/3/      N/A        $49,000 for service on
Director                                                      25 Funds in the Fund
                                                              Complex
------------------------------------------------------------------------------------
Rebecca W. Rimel    $7,348/2/           $0/3/      N/A        $39,000 for service on
Director                                                      25 Funds in the Fund
                                                              Complex
------------------------------------------------------------------------------------
Carl W. Vogt, Esq.  $7,348/2/           $0/3/      N/A        $39,000 for service on
Director                                                      25 Funds in the Fund
                                                              Complex
------------------------------------------------------------------------------------
Robert H. Wadsworth $7,348/2/           $0/3/      N/A        $39,000 for service on
Director                                                      25 Funds in the Fund
                                                              Complex

--------
/1/ A director who is, or may be, an 'interested person' as defined in the 1940 Act.
/2/ Of amounts payable to Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth and Ms. Rimel, $7,348, $7,386, $0, $8,530, $7,348, $7,348 and
     $7,348, respectively, was deferred pursuant to a deferred compensation plan.
/3/ Certain funds in the Fund Complex have adopted a retirement plan for eligible directors. The actuarially computed pension expense for the Communications Fund for the year ended December 31, 2001 was approximately $98,928.

   The following table sets forth the compensation paid to the Independent Directors by Equity Partners Fund and the Fund Complex for the fiscal year ended May 31, 2001.

---------------------------------------------------------------------------------------
                                           Pension or
                                           Retirement
                                           Benefits   Estimated  Total Compensation
                       Aggregate           Accrued as Annual     from the Fund and
                       Compensation from   Part of    Benefits   the Fund Complex
Name of Person,        the Fund Payable to Fund       Upon       Payable to
Position               Directors           Expenses   Retirement Directors
---------------------------------------------------------------------------------------
Truman T. Semans/1/    $0                  N/A        N/A        $0
Chairman
---------------------------------------------------------------------------------------
Richard T. Hale/1/     $0                  N/A        N/A        $0
Director and President
---------------------------------------------------------------------------------------
Richard R. Burt        $1,260/2/           $0/3/      N/A        $44,250 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Joseph R. Hardiman     $1,267/2/           $0/3/      N/A        $44,250 for service on
Director                                                         23 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Louis E. Levy          $1,545/2/           $0/3/      N/A        $54,250 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Eugene J. McDonald     $1,545/2/           $0/3/      N/A        $54,250 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Rebecca W. Rimel       $1,260/2/           $0/3/      N/A        $44,250 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Carl W. Vogt, Esq.     $1,273/2/           $0/3/      N/A        $44,250 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Robert H. Wadsworth    $1,260/2/           $0/3/      N/A        $44,250 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------

--------
/1/ A director who is, or may be, an 'interested person' as defined in the 1940 Act.
/2/ Of amounts payable to Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth and Ms. Rimel, $1,260, $0, $0, $1,545, $1,273, $1,260 and
     $1,260, respectively, was deferred pursuant to a deferred compensation plan.
/3/ Certain funds in the Fund Complex have adopted a retirement plan for eligible directors. The actuarially computed pension expense for the Equity Partners Fund for the year ended May 31, 2001 was approximately $3,361.

   The following table sets forth the compensation paid to the Independent Directors by Value Builder Fund and the Fund Complex for the fiscal year ended March 31, 2002.

---------------------------------------------------------------------------------------
                                           Pension or
                                           Retirement
                                           Benefits   Estimated  Total Compensation
                       Aggregate           Accrued as Annual     from the Fund and
                       Compensation from   Part of    Benefits   the Fund Complex
Name of Person,        the Fund Payable to Fund       Upon       Payable to
Position               Directors           Expenses   Retirement Directors
---------------------------------------------------------------------------------------
Truman T. Semans/1/    $0                  N/A        N/A        $0
Chairman
---------------------------------------------------------------------------------------
Richard T. Hale/1/     $0                  N/A        N/A        $0
Director and President
---------------------------------------------------------------------------------------
Richard R. Burt        $5,002/2/           N/A        N/A        $62,500 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Joseph R. Hardiman     $5,019/2/           N/A        N/A        $62,500 for service on
Director                                                         23 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Louis E. Levy          $5,802/2/           N/A        N/A        $72,500 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Eugene J. McDonald     $5,802/2/           N/A        N/A        $72,500 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Rebecca W. Rimel       $5,002/2/           N/A        N/A        $62,500 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Carl W. Vogt, Esq.     $5,002/2/           N/A        N/A        $62,500 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------
Robert H. Wadsworth    $5,002/2/           N/A        N/A        $62,500 for service on
Director                                                         25 Funds in the Fund
                                                                 Complex
---------------------------------------------------------------------------------------

--------
/1/ A director who is, or may be, an 'interested person' as defined in the 1940 Act.
/2/ Of amounts payable to Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth and Ms. Rimel $5,002, $2,404, $1,473, $5,802, $5,002, $5,002 and
     $5,002, respectively, was deferred pursuant to a deferred compensation plan.

   Each Board has established an Audit and Compliance Committee, a Nominating Committee, a Pricing Committee, a Compensation Committee and an Executive Committee. Each committee (except for the Pricing Committee) of the Board is currently composed of the Independent Directors of that Board. Messrs. Burt, Hale (Interested Director), Levy, McDonald, Semans (Interested Director) and Wadsworth are currently the members of the Pricing Committee. In accordance with its written charter adopted by the applicable Board of Directors, the Audit and Compliance Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit and Compliance Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider Director nominees recommended by shareholders. Shareholders who wish to suggest nominees for the Board of Directors should submit their suggestions to be considered to the Fund 60 days in advance of a meeting for inclusion in the Fund's proxy statement and form of proxy for such meeting as is held. The Pricing Committee considers and acts upon all questions relating to valuation of the securities in the Fund which may arise between meetings of the Board. The Compensation Committee is responsible for reviewing the compensation paid to the Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Executive Committee makes recommendations to the full Board with respect to the renewal of the Fund's agreements with its service providers. During Communications Fund's most recent fiscal year the Board held seven meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee did not meet, the Pricing Committee held one meeting, the Compensation Committee held two meetings, and the Executive Committee held four meetings. During Equity Partners Fund's most recent fiscal year the Board held five meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee held one meeting, the Pricing Committee held one meeting, the Compensation Committee held four meetings, and the Executive Committee held four meetings. During Value Builder Fund's most recent fiscal year the Board held six meetings, the Audit and Compliance Committee held four meetings, the Nominating Committee held one meeting, the Pricing Committee held one meeting, the Compensation Committee did not meet, and the Executive Committee held four meetings. No Director attended less than 75% of the applicable meetings. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of each Fund.

   Mr. Hale, if elected, will not be a member of the Audit and Compliance Committee or the Nominating Committee.

Retirement Plan Information

   Certain funds in the Fund Complex have adopted a retirement plan for Directors who are not employees of the Funds, ICCC or its respective affiliates (the 'Retirement Plan'). The Retirement Plan is unfunded and unvested. On February 12, 2001, the Boards of Directors of the Funds, as well as each fund participating in the Retirement Plan, voted to amend the Retirement Plan, effective January 1, 2001, as part of an overall review of the compensation paid to Directors. The amendments provide that no further benefits would accrue to any current or future directors and include a one-time payment of benefits accrued under the Retirement Plan to Directors, as calculated based on the following actuarial assumptions: (1) retirement benefits at later of age 65 and 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 1, 2001. At each Director's election, this one-time payment could be transferred into the Directors' Deferred Compensation Plan, described below.

   Under the Retirement Plan in effect until December 31, 2000, the Funds have one participant, a Director who retired effective December 31, 1996, who qualified for the Retirement Plan by serving fourteen years as a Director and who will be paid a quarterly fee of $4,875 by certain funds in the Fund Complex for the rest of his life. Such fees are allocated to certain funds in the Fund Complex based upon the relative net assets of such funds to the Fund Complex.

   Any Director of the Funds who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Hardiman, Levy, McDonald, Vogt, and Wadsworth, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Directors may select from among the funds in the Fund Complex in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Recommendation of the Boards of Directors

   The Board of Directors of each Fund believes that coordinated governance through a unified board structure will benefit the Funds.

   In their deliberations, the Boards of Directors considered various matters related to the management and long-term welfare of the Funds. The Boards considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Funds and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Boards also consid-ered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Boards considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Boards to use time more efficiently. There may also be cost savings to the Funds because Directors will serve an increased number of investment companies.

   The Boards also considered that a unified group board structure benefits the Funds by creating an experienced group of Board members who understand the operations of the Funds and the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. The Boards gave considerable weight to their expectation that the Funds will benefit from the diversity and experience of the Director Nominees that would be included in the expanded Board and from the experience that each Director Nominee will gain by serving on the boards of a diverse group of funds. The Boards also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Boards.

   On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ('Scudder') (the 'Transaction'). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect.

   The Director Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Boards. Ten of the eleven nominees, if elected, would be Independent Directors. Independent Directors are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Funds and management.

   In addition, the Boards considered certain other advantages of enlarging the Boards. These included that enlarging each Board will afford an increased range of experience among Board members and makes it more likely that each Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Boards determine to revise their structures through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of their deliberations, the Boards also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, each Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Boards.

   Therefore, after careful consideration, the Board of Directors of each Fund, including the Independent Directors, recommends that the shareholders of each Fund vote 'FOR' the election of the Director Nominees as set forth in this Proposal.

   If the Director Nominees are elected by the shareholders, each Director Nominee will serve, effective the Effective Date, until his/her successor is duly elected and qualified or until his/her earlier resignation or removal. If the Director Nominees are not elected, the relevant Fund's Board will consider what action is appropriate based upon the interests of the Fund's shareholders.

                                  PROPOSAL II

                      APPROVAL OF NEW ADVISORY AGREEMENTS

   It is proposed that shareholders of each Fund approve a new investment advisory agreement between the Fund and DeAM, Inc. The New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements pursuant to which services are provided to the Funds except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC. See 'Differences Between the Current and New Advisory Agreements.'

The Advisory Agreements

   The Current Advisory Agreements. ICCC currently serves as investment advisor to each Fund (as discussed earlier) pursuant to the Current Advisory Agreements. The Current Advisory Agreements were initially approved by the Boards, including a majority of those Board members who are not 'interested persons' (as defined in the 1940 Act) of the Fund or ICCC (the 'Independent Directors').

   Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreements; (ii) the most recent date on which the Current Advisory Agreements were approved by each Fund's Directors, including a majority of the Independent Directors, and by each Fund's shareholders; and (iii) the reason each agreement was submitted to shareholders for their approval.

   The New Advisory Agreements. The form of the New Advisory Agreement for Communications Fund is attached to this Proxy Statement as Exhibit D. The form of the New Advisory Agreement for Equity Partners Fund and Value Builder Fund is attached to this Proxy Statement as Exhibit E. The description of the New Advisory Agreements set forth below is qualified in its entirety by reference to Exhibits D and E. Exhibit F sets forth the compensation payable under each Fund's agreement. If shareholders approve the New Advisory Agreements, each agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required' below) of the relevant Fund, or by the Board of Directors and, in either event, the vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for such purpose.

   The New Advisory Agreements are being proposed as a means to simplify the organizational structure of Deutsche Bank's US mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The New Advisory Agreements are to be implemented within two years of the date of the Special Meeting, upon approval of each Fund's Directors, including a majority of the Independent Directors, and ABIM, the current sub-advisor to each Fund. The deferral in implementing the New Advisory Agreements may be needed to permit a sufficient amount of time to plan, prepare and institute the necessary arrangements to consolidate Deutsche Bank's US mutual fund operations.

   Differences Between the Current and New Advisory Agreements. The terms and conditions--including the services to be provided and the fees to be paid therefor--of the New Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Advisory Agreements except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreements, DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, would be the investment advisor rather than ICCC.

   Other provisions of the New Advisory Agreements are substantially similar to the Current Advisory Agreements. Under the terms of the New Advisory Agreements, DeAM, Inc. agrees to provide each Fund with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets. Subject to the supervision and control of the Board of Directors, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, (b) the provisions of each Fund's registration statement, (c) the provisions of each Fund's Articles of Incorporation and By-Laws, and (d) any other applicable provisions of state and federal law.

   Under the terms of the New Advisory Agreement for Communications Fund, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors and as might not otherwise be provided under the Fund's other agreements; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Fund; (e) determine which issuers and securities will be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (f) take all actions necessary to carry into effect the Fund's purchase and sale programs; and (g) maintain such books and records in cooperation with the Fund's administrator and distributor, as may be required by law or deemed advisable by the Fund's Board of Directors.

   Under the terms of the New Advisory Agreements for Equity Partners Fund and Value Builder Fund, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund; (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors; (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services for the Fund's principal office; (e) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Fund; (f) determine which issuers and securities will be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors; (g) take all actions necessary to carry into effect the Fund's purchase and sale programs; (h) supervise the operations of the Fund's transfer and dividend disbursing agent;
(i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Fund and reports to and filings with the Securities and Exchange Commission (the 'SEC') and state Blue Sky authorities.

   The investment advisory fee rate proposed to be charged to each Fund under its New Advisory Agreement is the same as the investment advisory fee rate charged to that Fund under its Current Advisory Agreement. The advisory fee rate paid by each Fund under its Current Advisory Agreement and the advisory fee paid by each Fund for the most recent fiscal year are set forth in Exhibit F to this Proxy Statement. ICCC and, if Proposal II is approved, DeAM, Inc., has contractually agreed to an aggregate fee waiver for Communications Fund equal to 0.15% of each class' average daily net assets. Exhibit F also sets forth other fees paid to ICCC and its affiliates during the last fiscal year of each Fund.

   Generally. If approved, the New Advisory Agreements will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Directors or by the holders of a majority of each Fund's outstanding voting securities and (2) by a majority of the Independent Directors who are not parties to such contract or agreement. Like the Current Advisory Agreements, each New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 60 days' written notice by DeAM, Inc.

   The services of DeAM, Inc. are not deemed to be exclusive and nothing in the New Advisory Agreements prevents it or its affiliates from providing similar services to other investment companies and their series, and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay those expenses specified in the New Advisory Agreements associated with providing the services contemplated by the New Advisory Agreements. The Funds bear certain other expenses including the fees of the Funds' Boards. The Funds also pay any extraordinary expenses incurred.

   Under each New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Fund or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under each New Advisory Agreement.

   Since each Fund has entered into a sub-advisory arrangement, ABIM, as sub-advisor, will be responsible for portfolio transactions. In the event DeAM, Inc. is responsible for this duty, DeAM, Inc. will allocate and place all orders for portfolio transactions of each Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research information to a Fund or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of brokerage or research services. When it can be done consistently with obtaining best execution, in selecting brokers and dealers with which to place portfolio transactions for a Fund, DeAM, Inc. may consider its affiliates and also firms that sell shares of the Funds or other mutual funds advised by DeAM, Inc. or its affiliates or recommend the purchase of such funds.

Management of the Funds

   The Current Advisor. ICCC, located at One South Street, Baltimore, Maryland 21202, currently acts as the investment advisor to the Funds. ICCC is registered as an investment advisor with the SEC and serves as investment advisor to 25 investment companies. As of March 31, 2002, ICCC had approximately $9.6 billion of assets under management. ICCC also serves as Administrator to the Communications Fund. ICCC is an indirect wholly owned subsidiary of Deutsche Bank.

   The Proposed New Advisor. DeAM, Inc., an indirect wholly owned subsidiary of Deutsche Bank, is located at 280 Park Avenue, New York, New York 10017. DeAM, Inc. is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. serves as investment advisor to 35 investment companies and investment sub-advisor to 50 investment companies. See Exhibit G to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or sub-advises that have investment objectives similar to those of the Funds, together with information regarding the asset size and the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management.

   The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit H to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc. is 280 Park Avenue, New York, New York 10017.

   Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its subsidiaries).

   Directors and Officers. Biographical information about the Director Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Director Nominees is provided in
Exhibit I to this Proxy Statement.

Recommendation of the Boards

   At a meeting of the Board of Directors of each Fund held on March 26, 2002, called for the purpose of, among other things, voting on approval of the New Advisory Agreements, the Boards, including the Independent Directors, unanimously approved, subject to shareholder approval, the New Advisory Agreements. In reaching this conclusion, the Boards of Directors obtained such information as they deemed reasonably necessary to approve DeAM, Inc. as investment advisor to each Fund. In approving the New Advisory Agreements, the Independent Directors considered numerous factors, including, among other things (i) the standards set forth in written materials previously provided to the Independent Directors by their counsel and
(ii) representations by Fund management that the change to DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and that no material changes will result with respect to the services currently provided to each Fund.

   Based on the factors discussed above, and others, the Board of Directors determined that each of the New Advisory Agreements is fair and reasonable and in the best interest of the relevant Fund and its shareholders. Based on all of the foregoing, at the meeting on March 26, 2002, the Board of Directors, including the Independent Directors of each Fund, voted unanimously to approve the New Advisory Agreements and to recommend them to the shareholders of the respective Fund for their approval.

Required Vote

   Approval of each New Advisory Agreement requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required') of the relevant Fund.

   Therefore, after careful consideration, the Board of Directors of each Fund, including the Independent Directors, recommends that the shareholders of each Fund vote 'FOR' the approval of the New Advisory Agreement as set forth in this Proposal.

   If the New Advisory Agreements are approved by the shareholders, the agreements are to be implemented within two years of the date of the Special Meeting. If the New Advisory Agreement for a Fund is not approved by the shareholders, the Current Advisory Agreement for that Fund will continue in effect, subject to any requisite approval(s) of the Board of Directors or the Fund's respective shareholders, and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

                                 PROPOSAL III

                    APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

   Fund management has proposed new sub-advisory agreements among DeAM, Inc., each Fund and Alex. Brown Investment Management ('ABIM' or the 'Sub-Advisor'). The New Sub-Advisory Agreements were unanimously approved by each Fund's Board of Directors, including the Independent Directors, at a meeting held on March 26, 2002. The form of New Sub-Advisory Agreement for each Fund is attached hereto as Exhibit J. The description of the New Sub-Advisory Agreements set forth below is qualified in its entirety by reference to Exhibit J.

   The Current Sub-Advisory Agreements. ABIM currently serves as investment sub-advisor to each Fund (as discussed earlier) pursuant to the Current Sub-Advisory Agreements. The Current Sub-Advisory Agreements were initially approved by the Boards, including a majority of those Board members who are not 'interested persons' (as defined in the 1940 Act) of the Fund, ICCC or ABIM (the 'Independent Directors').

   Exhibit C to this Proxy Statement lists: (i) the date of the Current Sub-Advisory Agreements; (ii) the most recent date on which the Current Sub-Advisory Agreements were approved by each Fund's Directors, including a majority of the Independent Directors, and by each Fund's shareholders; and
(iii) the reason each agreement was submitted to shareholders for their approval.

   The New Sub-Advisory Agreements contain substantially similar provisions and do not differ in substance from the Current Sub-Advisory Agreements pursuant to which services are provided to the Funds, except for the dates of execution, effectiveness and initial term, and the substitution of DeAM, Inc. for ICCC. The fees to be paid to the Sub-Advisor under the proposed New Sub-Advisory Agreements will be paid by DeAM, Inc. and have no effect on the investment advisory fees paid by the Funds to ICCC, pursuant to the Current Advisory Agreements, or proposed to be paid to DeAM, Inc. pursuant to the New Advisory Agreements. In no case will the sub-advisory fees paid to ABIM by DeAM, Inc. be greater than the advisory fees paid by the Funds to ICCC pursuant to the Current Advisory Agreements or to DeAM, Inc. pursuant to the proposed New Advisory Agreements. DeAM, Inc. will remain responsible for the activities of the Sub-Advisor pursuant to the New Sub-Advisory Agreements. Each Fund's current portfolio managers will still manage the Fund's assets, and each Fund will have the same investment objective, strategies, and risks.

The New Sub-Advisory Agreements

   Under each New Sub-Advisory Agreement, ABIM shall (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board; (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board; (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board; (d) take, on behalf of the Fund, all actions which appear necessary to carry into effect such purchase and sale programs, including the placing of orders for the purchase and sale of securities of the Fund; and (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and other information, with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio.

   As noted above, the sub-advisory fees payable under the New Sub-Advisory Agreements would be paid by DeAM, Inc., not the Funds, and will be set, and may vary from time to time thereafter, subject to the approval of the Board of Directors, including a majority of the Independent Directors. The sub-advisory fees paid by ICCC, on behalf of each Fund, under the Current Sub-Advisory Agreements for the most recent fiscal year are set forth in Exhibit F to this Proxy Statement.

   Each New Sub-Advisory Agreement further provides that the Sub-Advisor shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the New Sub-Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties or from reckless disregard by the Sub-Advisor of its obligations and duties under the New Sub-Advisory Agreement.

   If approved, each New Sub-Advisory Agreement will remain in effect for an initial term of two years and shall remain in effect from year to year thereafter if approved annually (a) by the Board of Directors or by the vote of a majority of the Fund's outstanding voting securities; and (b) by the affirmative vote of a majority of the Independent Directors who are not parties to such contract or agreement. Each New Sub-Advisory Agreement may be terminated without penalty by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Advisor and the Sub-Advisor or by the Sub-Advisor on 60 days' written notice to the Fund and the Advisor. Each New Sub-Advisory Agreement automatically terminates in the event of its assignment.

   The New Sub-Advisory Agreements are being proposed as a means to simplify the organizational structure of Deutsche Bank's US mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The New Sub-Advisory Agreements are to be implemented within two years of the date of the Special Meeting upon approval of each Fund's Directors, including a majority of the Independent Directors. The deferral in implementing the New Sub-Advisory Agreements may be needed to permit a sufficient amount of time to plan, prepare and institute the necessary arrangements to consolidate Deutsche Bank's US mutual fund operations. Implementation of the New Sub-Advisory Agreement for a Fund is contingent upon shareholder approval of Proposal II for that Fund.

Information about ABIM

   ABIM, One South Street, Baltimore, Maryland 21202, is a Maryland limited partnership owned by J. Dorsey Brown and Buppert, Behrens & Owen, Inc., a company organized by three employees of ABIM. ABIM is registered as an investment advisor with the SEC and had approximately $8.8 billion under management as of March 31, 2002.

   The principal occupations of each general partner and principal executive officer of ABIM are set forth in Exhibit H to this Proxy Statement. The principal business address of each general partner and principal executive officer, as it relates to his or her duties at ABIM is One South Street, Baltimore, Maryland 21202. No Directors or officers of the Funds are employees, officers, directors or shareholders of ABIM.

   The Sub-Advisor, under the supervision of DeAM, Inc., will allocate and place all orders for portfolio transactions of the Funds' securities. When it can be done consistently with the policy of obtaining the most favorable net results, the Sub-Advisor may place such orders with brokers and dealers who provide market, statistical and other research information to the Funds or the Sub-Advisor. The Sub-Advisor is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of brokerage or research services. When it can be done consistently with obtaining best execution, in selecting brokers and dealers with which to place portfolio transactions for the Funds, the Sub-Advisor may consider its affiliates or affiliates of DeAM, Inc. and also firms that sell shares of mutual funds advised by the Sub-Advisor or DeAM, Inc. or its affiliates or recommend the purchase of such funds.

Recommendation of the Boards

   At a meeting of the Board of Directors of each Fund held on March 26, 2002, called for the purpose of, among other things, voting on the New Sub-Advisory Agreements, the Boards, including the Independent Directors, unanimously approved, subject to shareholder approval, the New Sub-Advisory Agreements. The

Independent Directors obtained such information as they deemed reasonably necessary to evaluate the proposal. In approving the New Sub-Advisory Agreements, the Boards, including the Independent Directors, considered numerous factors, including, among other things (i) the standards set forth in written materials previously provided to the Independent Directors by their counsel and (ii) representations by Fund management that the change to DeAM, Inc., an affiliate of ICCC, is a matter of administrative convenience and that no material changes will result with respect to the services currently provided to each Fund. Furthermore, the Boards considered that approval of the New Sub-Advisory Agreements would not affect the advisory fees paid by the Funds, and that DeAM, Inc. would remain fully responsible for ABIM's actions under the New Sub-Advisory Agreements.

   Based on the factors discussed above, and others, the Boards of Directors determined that the New Sub-Advisory Agreements are fair and reasonable and in the best interest of the relevant Fund and its shareholders. Based on all of the foregoing, at the meeting on March 26, 2002, the Boards of Directors, including the Independent Directors, voted unanimously to approve the New Sub-Advisory Agreements and to recommend them to the shareholders of the respective Fund for their approval.

Required Vote

   Approval of each Sub-Advisory Agreement requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required') of the relevant Fund.

   Therefore, after careful consideration, the Board of Directors of each Fund, including the Independent Directors, recommends that the shareholders of each Fund vote 'FOR' the approval of the New Sub-Advisory Agreement as set forth in this Proposal.

   If the New Sub-Advisory Agreements are approved by the shareholders, the agreements are to be implemented within two years of the date of the Special Meeting. If the New Sub-Advisory Agreement for a Fund is not approved by the shareholders, the Current Sub-Advisory Agreement for that Fund will continue in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders. Implementation of Proposal III for a Fund is contingent upon the approval of Proposal II (the New Advisory Agreement) by the shareholders of that Fund. If shareholders of a Fund do not approve Proposal II, but approve Proposal III, the Current Advisory and Sub-Advisory Agreements will remain in effect and the Board of Directors will consider what other action is appropriate based upon the interests of the shareholders.

                                  PROPOSAL IV

  TO APPROVE MODIFYING THE VALUE BUILDER FUND'S FUNDAMENTAL INVESTMENT POLICY
                               CONCERNING LOANS

   Shareholders of Value Builder Fund are being asked to approve a modification to the Fund's fundamental investment policy on loans. Currently, the Fund has a fundamental policy stating that:

      The Fund will not make loans, except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

   If this Proposal is approved, the Fund's fundamental investment policy would state that:

      The Fund will not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may loan portfolio securities and enter into repurchase agreements.

   The primary purpose in modifying the Fund's fundamental investment policy concerning loans is to permit the Fund to engage in securities lending. The 1940 Act requires all funds to adopt a fundamental investment policy regarding loans. Approval of this Proposal will permit the Fund to meet its regulatory requirements under the 1940 Act, while permitting the Fund increased investment flexibility to loan portfolio securities to others. If this Proposal is approved, the Fund would be able to lend its securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purposes of increasing its investment income. Any such loan would be secured by cash or equivalent collateral, or by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. Securities lending may subject the Fund to the risk of delay in recovering the loaned securities or a loss of rights in the collateral should the borrower fail financially.

   Other funds in the Fund Complex are permitted to engage in securities lending. If this Proposal is approved, the Fund's investment policies will be compatible with the investment policies of other funds advised by DeAM, Inc.

Recommendation of the Board of Directors

   The Board of Directors of the Fund recommends that the shareholders of the Fund vote FOR the modification of the Fund's fundamental investment policy concerning loans.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   Each Fund's financial statements for its most recent fiscal year were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. In addition, PwC prepares the Funds' federal and state annual income tax returns and provides certain non-audit services to the Funds. During the Board's most recent consideration of the selection of auditors for each Fund, the Board considered whether the provision of non-audit services to the Fund was compatible with maintaining PwC's independence. The Board of Directors has selected PwC as the independent auditors for Communications Fund's fiscal year ending December 31, 2002, Equity Partners Fund's fiscal year ending May 31, 2002 and Value Builder Fund's fiscal year ending March 31, 2003. PwC has been each Fund's independent auditors since each Fund's inception. PwC has informed the Funds that it has no material direct or indirect financial interest in the Funds.

   Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Funds' annual financial statements for the most recent fiscal year and the review of the financial statements included in the Funds' reports to shareholders are $29,000 for Communications Fund, $27,500 for Equity Partners Fund and $27,500 for Value Builder Fund.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Funds, ICCC or entities that control, are controlled by or are under common control with ICCC that provide services to the Funds.

   All Other Fees.   The following table shows the fees billed by PwC for the
most recent fiscal year for other services provided to the Funds, ICCC and entities that control, are controlled by or are under common control with ICCC that provide services to the Funds.

                       ----------------------------------
                               Fund             Fees*
                       ----------------------------------
                        Communications Fund  $2,834,825**
                       ----------------------------------
                        Equity Partners Fund $2,831,325
                       ----------------------------------
                        Value Builder Fund   $2,831,325
                       ----------------------------------

*  Figure includes fees billed to the Fund and its service providers.
** Figure includes fees billed for the Communications Portfolio as part of the former master-feeder structure of Communications Fund.

                               OTHER INFORMATION

Portfolio Transactions

   For the fiscal year ended December 31, 2001, Communications Fund did not pay commissions to Deutsche Bank Securities Inc. and its affiliates.

   For the fiscal year ended May 31, 2001, Equity Partners Fund did not pay commissions to Deutsche Bank Securities Inc. and its affiliates.

   For the fiscal year ended March 31, 2002, Value Builder Fund did not pay commissions to Deutsche Bank Securities Inc. and its affiliates.

Principal Underwriter

   The Funds' principal underwriter is ICC Distributors, Inc. ICC Distributors, Inc. is located at Two Portland Square, Portland, Maine 04104.

                                 VOTE REQUIRED

   Approval of Proposal I for a Fund requires the affirmative vote of a plurality of all votes cast at the Special Meeting, provided that a quorum is present. Approval of Proposals II and III requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act) of a Fund. Approval of Proposal IV requires the affirmative vote of a 'majority of the outstanding voting securities' (as defined in the 1940 Act) of Value Builder Fund. 'Majority of the outstanding voting securities' (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the special meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals II, III and IV, which require the approval of a specified percentage of the outstanding voting securities of a Fund.

      THE BOARDS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND THAT THE
                            SHAREHOLDERS VOTE 'FOR'
                  APPROVAL OF PROPOSALS I, II, III AND IV, AS
                       APPLICABLE. ANY UNMARKED PROXIES
                               WILL BE SO VOTED.
   The Boards are not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Funds at the address set forth on the cover of this Proxy Statement.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least 10% of a Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by a Fund's Board of Directors when requested in writing by shareholders holding at least 10% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT 1-866-474-6829.


SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING  AND  WHO
  WISH TO HAVE THEIR SHARES VOTED  ARE  REQUESTED  TO  DATE  AND  SIGN  THE
    ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW  THE
      INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE  INTERNET  ON
        THE ENCLOSED PROXY.

                         By Order of the Board of Directors,
                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Assistant Secretary

June 10, 2002

                THE BOARD OF DIRECTORS OF EACH FUND HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING ENVE-
                LOPE (OR FOLLOW THE INSTRUCTIONS FOR
                VOTING BY TELEPHONE OR THROUGH THE
                INTERNET ON THE ENCLOSED PROXY).

                                                                      Exhibit A

                     -------------------------------------
                     SHARES OUTSTANDING AS OF RECORD DATE
                     -------------------------------------
                                          Number of Shares
                             Fund           Outstanding
                     -------------------------------------
                     Communications Fund
                     -------------------------------------
                     Class A Shares        33,873,761.077
                     -------------------------------------
                     Class B Shares        10,526,581.054
                     -------------------------------------
                     Class C Shares         1,961,634.329
                     -------------------------------------
                     Institutional Class      569,365.651
                     -------------------------------------

                     Equity Partners Fund
                     -------------------------------------
                     Class A Shares         8,563,223.684
                     -------------------------------------
                     Class B Shares         1,672,128.341
                     -------------------------------------
                     Class C Shares           295,560.957
                     -------------------------------------
                     Institutional Class    4,397,584.469
                     -------------------------------------

                     Value Builder Fund
                     -------------------------------------
                     Class A Shares        24,952,068.415
                     -------------------------------------
                     Class B Shares         5,238,071.356
                     -------------------------------------
                     Class C Shares         1,785,167.250
                     -------------------------------------
                     Institutional Class    6,987,057.276
                     -------------------------------------

                                                                      Exhibit B

5% SHAREHOLDERS*
FLAG INVESTORS
COMMUNICATIONS FUND, INC.
INSTITUTIONAL CLASS

                                                                PERCENT
                                                               OWNERSHIP
                                                    SHARES        OF
      NAME AND ADDRESS OF                        BENEFICIALLY OUTSTANDING
      BENEFICIAL OWNER                              OWNED       SHARES
      ------------------------------------------ ------------ -----------
      Deutsche Bank Securities Inc.              443,119.8070    77.93%
      FBO 650-10788-17
      PO Box 1346
      Baltimore, MD 21203-1346
      -------------------------------------------------------------------
      RBC Dain Rauscher                           57,129.0650    10.05%
      FBO Rath Foundation James Dodson, Director
      3140 Box Canyon Rd.
      Santa Ynez, CA 93460-9753
      -------------------------------------------------------------------

--------
* The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.

5% SHAREHOLDERS*
FLAG INVESTORS
EQUITY PARTNERS                      CLASS A SHARES            CLASS C SHARES         INSTITUTIONAL CLASS
FUND, INC.                     -------------------------  -----------------------  -------------------------
                                                PERCENT                  PERCENT                    PERCENT
                                               OWNERSHIP                OWNERSHIP                  OWNERSHIP
                                   SHARES         OF         SHARES        OF          SHARES         OF
NAME AND ADDRESS OF BENEFICIAL  BENEFICIALLY  OUTSTANDING BENEFICIALLY OUTSTANDING  BENEFICIALLY  OUTSTANDING
OWNER                              OWNED        SHARES       OWNED       SHARES        OWNED        SHARES
-------------------------------------------------------------------------------------------------------------
Bankers Trust Corp & Affil     1,066,342.1510    12.50%
401K The Partnershare Plan
of Bankers Trust NY Corp &
Affil
100 Plaza One
Jersey City, NJ 07311-3999
-------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities                                  40,013.4540     13.59%
Inc.
FBO 247-80814-13
PO Box 1346
Baltimore, MD 21203-1346
-------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities                                  17,456.7330      5.93%
Inc.
FBO 210-90710-15
PO Box 1346
Baltimore, MD 21203-1346
-------------------------------------------------------------------------------------------------------------
First Union National Bank                                                            309,233.3390     7.02%
FBO Baltimore Bricklayers
A/C 7028292564
CMG NC 1151
1525 Harris Blvd
Charlotte, NC 28252-8522
-------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities                                                             287,266.7030     6.52%
Inc.
FBO 201-00507-10
PO Box 1346
Baltimore, MD 21203-1346
-------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities                                                             432,498.6400     9.81%
Inc.
FBO 201-02534-21
PO Box 1346
Baltimore, MD 21203-1346
-------------------------------------------------------------------------------------------------------------
Mercantile Safe Deposit &                                                            386,030.3670     8.76%
Trust
The Maryland Institute
766 Old Hammonds
Ferry Rd
Linthicum, MD 21090
-------------------------------------------------------------------------------------------------------------
William S. Hodgetts TR                                                               248,077.5830     5.63%
Garrison Forest School Inc.
300 Garrison Forest Road
Owings Mills, MD 21117-4007
-------------------------------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.                                                      1,754,419.5810    39.81%
FBO 650-10788-17
PO Box 1346
Baltimore, MD 21203-1346
-------------------------------------------------------------------------------------------------------------

--------
* The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.

5% SHAREHOLDERS*
FLAG INVESTORS
VALUE BUILDER                        CLASS A SHARES            CLASS C SHARES         INSTITUTIONAL CLASS
FUND, INC.                     -------------------------  -----------------------  ------------------------
                                                PERCENT                  PERCENT                   PERCENT
                                               OWNERSHIP                OWNERSHIP                 OWNERSHIP
                                   SHARES         OF         SHARES        OF         SHARES         OF
NAME AND ADDRESS OF BENEFICIAL  BENEFICIALLY  OUTSTANDING BENEFICIALLY OUTSTANDING BENEFICIALLY  OUTSTANDING
OWNER                              OWNED        SHARES       OWNED       SHARES       OWNED        SHARES
------------------------------------------------------------------------------------------------------------
 Bankers Trust Corp & Affil    1,926,159.2790    7.75%
 401K Savings Plan
 The Partnershare
 Plan of Bankers Trust
 NY Corp & Affil
 100 Plaza One
 Jersey City, NJ 07311
------------------------------------------------------------------------------------------------------------
 Deutsche Banc Alex. Brown Inc.                           91,497.8450     5.15%
 FBO 210-20729-11
 PO Box 1346
 Baltimore, MD 21203-1346
------------------------------------------------------------------------------------------------------------
 Mercantile Safe Dep &                                                             587,276.920      8.47%
 Trust Co Cust
 FBO Calvert School Pension Plan
 Attn: Mutual Funds
 766 Old Hammonds Ferry
 Road
 Linthicum, MD 21090
------------------------------------------------------------------------------------------------------------
 Mercantile Safe Dep &                                                             730,820.994      10.55%
 Tr Co Cust
 FBO Calvert School
 AB Flag Value
 A/C #1166032
 766 Hammonds Ferry Road
 Linthicum, MD 21090-1317
------------------------------------------------------------------------------------------------------------
 State of Maryland                                                                 1,066,559.623    15.39%
 Savings and Investment Plan
 C/O IPO Portfolio
 Accounting
 PO Box 182029
 Columbus, OH 43218-2029
------------------------------------------------------------------------------------------------------------
 Deutsche Bank Securities Inc.                                                     851,237.8630     12.28%
 FBO 201-02534-21
 PO Box 1346
 Baltimore, MD 21203-1346
------------------------------------------------------------------------------------------------------------
 Deutsche Bank Securities Inc.                                                      638,997.2700     9.22%
 FBO 650-10788-17
 PO Box 1346
 Baltimore, MD 21203-1346
------------------------------------------------------------------------------------------------------------

--------
* The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.

5% SHAREHOLDERS*
FLAG INVESTORS
VALUE BUILDER                              CLASS A SHARES            CLASS C SHARES        INSTITUTIONAL CLASS
FUND, INC.                           -------------------------  -----------------------  ------------------------
                                                      PERCENT                  PERCENT                  PERCENT
                                                     OWNERSHIP                OWNERSHIP                OWNERSHIP
                                         SHARES         OF         SHARES        OF         SHARES        OF
                                      BENEFICIALLY  OUTSTANDING BENEFICIALLY OUTSTANDING BENEFICIALLY OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER     OWNED        SHARES       OWNED       SHARES       OWNED       SHARES
-----------------------------------------------------------------------------------------------------------------
   Bankers Trust Corp & Affil        1,926,159.2790    7.75%
   401K Savings Plan
   The Partnershare Plan of
   Bankers Trust NY Corp & Affil
   100 Plaza One
   Jersey City, NJ 07311
-----------------------------------------------------------------------------------------------------------------
   Deutsche Banc Alex. Brown Inc.                               91,497.8450     5.15%
   FBO 210-20729-11
   PO Box 1346
   Baltimore, MD 21203-1346
-----------------------------------------------------------------------------------------------------------------

--------
* The Directors, the Director Nominees, the executive officers of the Fund and the Directors and executive officers as a group own less than 1% of each class' outstanding shares.

                                                                      Exhibit C

-------------------------------------------------------------------------------------------------------------
                                                                  Date Last Approved By Fund's
-------------------------------------------------------------------------------------------------------------
                                Date of Current
   Fund (Fiscal Year)         Advisory Agreement              Directors                 Shareholders
-------------------------------------------------------------------------------------------------------------
Communications Fund        September 1, 2000             September 25, 2001          August 31, 2000/1 /
 (12/31)
-------------------------------------------------------------------------------------------------------------
Equity Partners Fund       June 4, 1999                  September 25, 2001          October 7, 1999/2 /
 (5/31)
-------------------------------------------------------------------------------------------------------------
Value Builder Fund (3/31)  June 4, 1999                  September 25, 2001          October 7, 1999/2 /
-------------------------------------------------------------------------------------------------------------

--------
/1/ Submitted for shareholder vote in order to increase the management fee paid by the Communications Fund to Investment Company Capital Corp.
/2/ Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Corporation, the indirect parent of Investment Company Capital Corp. at that time, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment, and, therefore, termination of the Equity Partners and Value Builder Funds' investment advisory agreements.

-------------------------------------------------------------------------------------------------------------
                                                                  Date Last Approved By Fund's
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                Date of Current
   Fund (Fiscal Year)       Sub-Advisory Agreement            Directors                 Shareholders
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Communications Fund        June 4, 1999, as amended      September 25, 2001          August 31, 2000/1 /
 (12/31)                    September 1, 2000 and        and March 26, 2002
                            May 1, 2002
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Equity Partners Fund       June 4, 1999, as amended      September 25, 2001          October 7, 1999/2 /
 (5/31)                     September 1, 2000 and        and March 26, 2002
                            May 1, 2002
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Value Builder Fund (3/31)  June 4, 1999, as amended      September 25, 2001          October 7, 1999/2 /
                            September 1, 2000 and        and March 26, 2002
                            May 1, 2002
-------------------------------------------------------------------------------------------------------------

--------
/1/ Submitted for shareholder vote in order to increase the sub-advisory fee paid by Investment Company Capital Corp. to Alex. Brown Investment Management.
/2/ Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Corporation, the indirect parent of Investment Company Capital Corp. at that time, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment, and, therefore, termination of the Equity Partners and Value Builder Funds' investment sub-advisory agreements.

                                                                      Exhibit D

                   FLAG INVESTORS COMMUNICATIONS FUND, INC.

                     FORM OF INVESTMENT ADVISORY AGREEMENT

   THIS AGREEMENT is made as of the ______ day of _______, 200_ by and between FLAG INVESTORS COMMUNICATIONS FUND, INC., a Maryland corporation (the 'Fund'), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Advisor').

   WHEREAS, the Fund is registered as an open-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'); and

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory services for the Fund on the terms and conditions hereinafter set forth.

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall supervise and manage all aspects of the Fund's investment program including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

      (a) The Fund's Articles of Incorporation, filed with the State of Maryland on November 4, 1988 and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the 'Articles of Incorporation');

      (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

      (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

      (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the 'SEC') on October 21, 1983;

      (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. 2-87336) and under the 1940 Act as filed with the SEC on October 21, 1983 relating to the shares of the Fund, and all amendments thereto; and

      (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

   The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   3.  Duties of Investment Advisor.  In carrying out its obligations under
Section 1 hereof, the Advisor shall:

      (a) supervise and manage all aspects of the Fund's investment program;

      (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

      (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors and as might not otherwise be provided under the Fund's other agreements;

      (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

      (e) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

      (f) take all actions necessary to carry into effect the Fund's purchase and sale programs; and

      (g) maintain such books and records in cooperation with the Fund's administrator and distributor, as may be required by law or deemed advisable by the Fund's Board of Directors.

   4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting a security transaction will be execution at the most favorable price. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

   Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

   Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Deutsche Bank Securities Inc. or its affiliates ('DB Securities') to execute portfolio transactions for the Fund on an agency basis.

The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Fund will not deal with the Advisor or DB Securities in any transaction in which the Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

   5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

      (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

      (c) the provisions of the Articles of Incorporation;

      (d) the provisions of the By-Laws; and

      (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

      (a) The Advisor shall furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

      (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plans of distribution and to the Fund's administrator under the Fund's administrative services agreement; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not 'interested persons' (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   8.  Delegation of Responsibilities.

   (a) Subject to the approval of the Board of Directors and shareholders of the Fund, the Advisor may delegate to an unaffiliated sub-advisor certain of its duties enumerated in Section 3 hereof, provided that the Advisor shall continue to supervise the activities of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors. The Advisor shall not be responsible for any such sub-advisor's performance under a sub-advisory agreement.

   (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the

Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

   9. Compensation. For the services to be rendered and the expenses assumed by the Advisor, the Fund shall pay to the Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $100 million of the Fund's average daily net assets, 0.85% of the next $100 million of the Fund's average daily net assets, 0.80% of the next $200 million of the Fund's average daily net assets, 0.73% of the next $500 million of the Fund's average daily net assets, 0.68% of the next $500 million of the Fund's average daily net assets, and 0.65% of that portion of the Fund's average daily net assets in excess of $1.5 billion.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

   10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall continue in force and effect, subject to Section 13 hereof, for two years from the date hereof.

   12. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

      (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

      (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or 'interested persons' of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   13. Termination. This Agreement may be terminated, without the payment of any penalty, by the Fund upon a vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) or by the Advisor, upon sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

   14. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

   15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

   16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                        FLAG INVESTORS COMMUNICATIONS FUND, INC.

Attest:    ------------------                 By:      --------------------

Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------



[SEAL]                                        DEUTSCHE ASSET MANAGEMENT, INC.

Attest:    ------------------                 By:      --------------------

Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------

                                                                      Exhibit E

                 FLAG INVESTORS EQUITY PARTNERS FUND, INC. AND
                    FLAG INVESTORS VALUE BUILDER FUND, INC.

                     FORM OF INVESTMENT ADVISORY AGREEMENT

   THIS INVESTMENT ADVISORY AGREEMENT is made as of the ____ day of ____ _____, ____ by and between ________________, a Maryland corporation (the 'Fund'), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Advisor').

   WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'); and

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Fund and the Advisor desire to enter into an agreement to provide investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Advisor. The Fund hereby appoints the Advisor to act as the Fund's investment advisor. The Advisor shall manage the Fund's affairs and shall supervise all aspects of the Fund's operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets, subject at all times to the policies and control of the Fund's Board of Directors. The Advisor shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

   2. Delivery of Documents. The Fund has furnished the Advisor with copies properly certified or authenticated of each of the following:

      (a) The Fund's Articles of Incorporation, filed with the State of Maryland on __________, ____ and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the 'Articles of Incorporation');

      (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

      (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Advisor and approving this Agreement;

      (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the 'SEC') on _______________;

      (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. _-_____) and under the 1940 Act as filed with the SEC on ____________ relating to the shares of the Fund and its series, and all amendments thereto; and

      (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

   The Fund will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   3.  Duties of Investment Advisor.  In carrying out its obligations under
Section 1 hereof, the Advisor shall:

      (a) supervise and manage all aspects of the Fund's operations, except for distribution services;

      (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund;

      (c) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

      (d) provide the Fund with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Fund's principal office;

      (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

      (f) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

      (g) take all actions necessary to carry into effect the Fund's purchase and sale programs;

      (h) supervise the operations of the Fund's transfer and dividend disbursing agent;

      (i) provide the Fund with such administrative and clerical services for the maintenance of certain shareholder records, as are deemed advisable by the Fund's Board of Directors; and

      (j) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the shareholders of the Fund and reports to and filings with the SEC and state Blue Sky authorities.

   4. Broker-Dealer Relationships. In the event that the Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Advisor's primary consideration in effecting securities transactions will be to obtain the best price and execution on an overall basis. In performing this function the Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In certain instances the Advisor may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

   Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

   Subject to the policies established by the Board of Directors in compliance with applicable law, the Advisor may direct Deutsche Bank Securities Inc. or its affiliates ('DB Securities') to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Fund will not deal with the Advisor or DB Securities in any transaction in which the Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with the rules of the SEC.

   5. Control by Board of Directors. Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Fund pursuant thereto, shall at all times be subject to any applicable directives of the Board of Directors of the Fund.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

      (b) the provisions of the Registration Statement of the Fund under the Securities Act of 1933 and 1940 Act;

      (c) the provisions of the Articles of Incorporation;

      (d) the provisions of the By-Laws; and

      (e) any other applicable provisions of Federal and State law.

   7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Advisor as follows:

      (a) The Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of one or more officers of the Fund, to the extent that such officers may be required by the Fund, for the proper conduct of its affairs.

      (b) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not 'interested persons' (as defined in the 1940 Act) of the Fund and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

    8.  Delegation of Advisory Services.

   (a) Subject to the approval of the Board of Directors including a majority of the Fund's Directors who are not 'interested persons' (as defined in the 1940 Act) of the Fund and shareholders of the Fund, the Advisor may delegate to an unaffiliated sub-advisor its duties enumerated in Section 3, hereof. The Advisor shall continue to supervise the activities of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors, but shall not be responsible for the sub-advisor's performance under the sub-advisory agreement.

   (b) The Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Advisor's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Advisor of any Fund expense that the Advisor is not required to pay or assume under this Agreement shall not relieve the Advisor of any of its obligations to the Fund nor obligate the Advisor to pay or assume any similar Fund expense on any subsequent occasions.

    9.  Compensation.  SEE EXHIBIT F

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Advisor's compensation for the preceding month shall be made as promptly as possible.

   10. Non-Exclusivity. The services of the Advisor to the Fund are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Term and Renewal. This Agreement shall become effective as of the date hereof and shall continue in force and effect, subject to Section 12 hereof, for two years from the date hereof. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

      (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act), and

      (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or 'interested persons' (as defined in the 1940
   Act) of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   12. Termination. This Agreement may be terminated without the payment of any penalty, by the Fund upon vote of the Fund's Board of Directors or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or by the Advisor, upon sixty (60) days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

   13. Liability of Advisor. In the performance of its duties hereunder, the Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Advisor or its officers, directors or employees, or reckless disregard by the Advisor of its duties under this Agreement.

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

   15. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

             [SEAL]                     [FUND]
             Attest: _______________    By: ___________________
             Name: _________________    Name: _________________
                                        Title: ________________

             [SEAL]                     DEUTSCHE ASSET
                                        MANAGEMENT, INC.
             Attest: _______________    By: ___________________
             Name: _________________    Name: _________________
                                        Title: ________________

                                                                      Exhibit F

                                 ADVISORY FEES

I.  Rates of Compensation under the Current Advisory Agreements

   The Communications Fund/*/ shall pay to the Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 1.00% of the first $100 million of the Fund's average daily net assets, 0.90% of the next $100 million of the Fund's average daily net assets, 0.85% of the next $100 million of the Fund's average daily net assets, 0.80% of the next $200 million of the Fund's average daily net assets, 0.73% of the next $500 million of the Fund's average daily net assets, 0.68% of the next $500 million of the Fund's average daily net assets, and 0.65% of that portion of the Fund's average daily net assets in excess of $1.5 billion.

   The Equity Partners Fund shall pay to the Advisor monthly compensation at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets and 0.70% of the Fund's daily net assets exceeding $200 million.

   The Value Builder Fund shall pay to the Advisor monthly compensation at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets, 0.85% of the next $50 million of the Fund's average daily net assets, 0.80% of the next $100 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets exceeding $200 million.

II.  Aggregate Advisory Fees

   For providing investment advisory services to the Funds for each Fund's most recently completed fiscal year, ICCC was paid the following amounts:

---------------------------------------------------------------------------------
                                                        Advisory
                Fund (Fiscal Year)                        Fees       Fee Waivers
---------------------------------------------------------------------------------
  Flag Investors Communications Fund, Inc.
   (12/31/01)                                        $10,377,489/1/ $2,026,741/2/
---------------------------------------------------------------------------------
  Flag Investors Equity Partners Fund, Inc.
   (5/31/01)/3/                                      $    2,893,540 $           0
---------------------------------------------------------------------------------
  Flag Investors Value Builder Fund, Inc. (3/31/02)  $    6,531,556 $           0
---------------------------------------------------------------------------------

--------
/*/ ICCC, the Communications Fund's advisor and administrator, has contractually agreed to an aggregate fee waiver equal to 0.15% of each class' average daily net assets. This agreement will continue until April 30, 2003.

/1/ For the period from January 1, 2001 to April 27, 2001, the Communications Portfolio (as part of the master-feeder structure) paid advisory fees to ICCC in the amount of $4,088,505.
/2/ This figure is the total amount waived by ICCC, in its capacity as both advisor and administrator.
/3/ Information not yet available for the Fund's fiscal year ended May 31, 2002.

III.  Administrative, Transfer Agency, Accounting and Custody Fees

   For its administrative, transfer agency and accounting services, as applicable, ICCC was paid the following amounts for each Fund's most recently completed fiscal year.

 -----------------------------------------------------------------------------
                                                        Transfer
                          Administrative      Fee        Agency    Accounting
   Fund (Fiscal Year)          Fees         Waivers       Fees    Service Fees
 -----------------------------------------------------------------------------
   Flag Investors         $2,026,666/1/  $2,026,741/2/ $2,551,542   $186,080
    Communications
    Fund, Inc.
    (12/31/01)
 -----------------------------------------------------------------------------
   Flag Investors Equity       N/A            N/A      $  197,728   $ 95,042
    Partners
    Fund, Inc.
    (5/31/01)
 -----------------------------------------------------------------------------
   Flag Investors Value        N/A            N/A      $  468,026   $134,333
    Builder
    Fund, Inc.
    (3/31/02)
 -----------------------------------------------------------------------------

--------
/1/ For the period from January 1, 2001 to April 27, 2001, ICCC received administrative fees from the Communications Portfolio (as part of the master-feeder structure) in the amount of $601,847.
/2/ This figure is the total amount waived by ICCC, in its capacity as both advisor and administrator.

   Deutsche Bank Trust, an affiliate of ICCC, was paid the following amounts for providing custody services to each Fund for its most recently completed fiscal year:

                       Fund (Fiscal Year)                   Custody Fees
       -----------------------------------------------------------------
         Flag Investors Communications Fund, Inc.             $72,725
          (12/31/01)
       -----------------------------------------------------------------
         Flag Investors Equity Partners Fund, Inc.            $22,070
          (5/31/01)/1/
       -----------------------------------------------------------------
         Flag Investors Value Builder Fund, Inc. (3/31/02)    $47,359

--------
/1/ Information not yet available for the Fund's fiscal year ended May 31, 2002.

   It is expected that these services will continue to be provided to the Funds by an affiliate of the Advisor after the New Advisory Agreements are approved.

                               SUB-ADVISORY FEES

I.  Rates of Compensation under the Current Sub-Advisory Agreements

   With respect to Communications Fund, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets:
0.65% of the first $100 million of the Fund's average daily net assets, 0.60% of the next $100 million of the Fund's average daily net assets, 0.55% of the next $100 million of the Fund's average daily net assets, 0.50% of the next $200 million of the Fund's average daily net assets, 0.45% of the next $500 million of the Fund's average daily net assets, 0.42% of the next $500 million of the Fund's average daily net assets, and 0.40% of that portion of the Fund's average daily net assets in excess of $1.5 billion. Fees payable to the Sub-Advisor by the Advisor will be reduced to an annual rate of 30 basis points of the aggregate net assets of the Flag Investors Communications Fund, Flag Investors Equity Partners Fund and Flag Investors Value Builder Fund that exceed $3.75 billion.

   With respect to Equity Partners Fund, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets:
0.65% of the first $50 million of the Fund's average daily net assets, 0.50% of the next $150 million of the Fund's average daily net assets, and 0.40% of the Fund's average daily net assets in excess of $200 million. Fees payable to the Sub-Advisor by the Advisor will be reduced to an annual rate of 30 basis points of the aggregate net assets of the Flag Investors Communications Fund, Flag Investors Equity Partners Fund and Flag Investors Value Builder Fund that exceed $3.75 billion.

   With respect to Value Builder Fund, the Advisor shall pay to the Sub-Advisor monthly compensation equal to the sum of the amounts determined by applying the following annual rates to the Fund's average daily net assets: 0.65% of the first $50 million of the Fund's average daily net assets, 0.50% of the Fund's average daily net assets in excess of $50 million but not exceeding $200 million, and 0.40% of the Fund's average daily net assets in excess of $200 million. Fees payable to the Sub-Advisor by the Advisor will be reduced to an annual rate of 30 basis points of the aggregate net assets of the Flag Investors Communications Fund, Flag Investors Equity Partners Fund and Flag Investors Value Builder Fund that exceed $3.75 billion.

II.  Aggregate Sub-Advisory Fees

   For investment sub-advisory services, ICCC paid ABIM the following amounts for each Fund's most recently completed fiscal year:

       -----------------------------------------------------------------
                         Fund (Fiscal Year)                      Fee
       -----------------------------------------------------------------
       Flag Investors Communications Fund, Inc. (12/31/01)    $6,503,180
       -----------------------------------------------------------------
       Flag Investors Equity Partners Fund, Inc. (5/31/01)/1/ $1,810,876
       -----------------------------------------------------------------
       Flag Investors Value Builder Fund, Inc. (3/31/02)      $3,877,124
       -----------------------------------------------------------------

--------
/1/ Information not yet available for the Fund's fiscal year ended May 31, 2002.

                                                                      Exhibit G

           Investment Companies Advised or Sub-Advised by DeAM, Inc.

   Investment companies with investment objectives similar to those of the Funds/1/.

                                               Total Assets as of  Contractual
   Funds With Similar Investment Objectives      March 31, 2002   Advisory Fees
----------------------------------------       ------------------ -------------
 Flag Investors Value Builder Fund              $863,086,067.65        0.74%/2/
 Asset Management Portfolio                     $580,949,849.30        0.65%/3/
 Asset Management Premier Class                 $437,612,754.10       --/3/
 Lifecycle Long Range Investment Class          $143,337,095.20       --/3/
 Asset Management II Portfolio                  $ 76,021,062.39        0.65%/4/
 Lifecycle Mid Range Investment Class           $ 76,021,062.39       --/4/
 Asset Management III Portfolio                 $ 26,858,733.92        0.65%/5/
 Lifecycle Short Range Investment Class         $ 26,858,733.92      --/ 5/
 Flag Investors Equity Partners Fund            $345,239,029.27        0.79%/2/
 Flag Investors Communications Fund             $776,903,982.40        0.82%/2/

--------
/1/ There may be additional funds and/or portfolios that are advised and/or sub-advised by DeAM, Inc. with similar investment objectives to the Funds that are not listed below. These funds are scheduled to close on or about August 17, 2002.
/2/  For each Fund's advisory fee schedule, please see Exhibit F.
/3/ Asset Management Portfolio is the master portfolio. Lifecycle Long Range Investment Class and Asset Management Premier are feeder funds to Asset Management Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
/4/ Asset Management II Portfolio is the master portfolio. Lifecycle Mid Range Investment Class is the only feeder fund to Asset Management II Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
/5/ Asset Management III Portfolio is the master portfolio. Lifecycle Short Range Investment Class is the feeder fund to Asset Management III Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.

                                                                      Exhibit H

Principal occupations of each director and principal executive officer of DeAM,
                                     Inc.

   The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, New York 10017.

             -----------------------------------------------------
                       Name               Principal Occupation
             -----------------------------------------------------
               Dean Sherman Barr        President and Chief
                                        Investment Officer
             -----------------------------------------------------
               Audrey Theresa Jones     Director and Executive
                                        Vice President
             -----------------------------------------------------
               William George Butterly  Secretary and Executive
                                        Vice President
             -----------------------------------------------------
               Mary Anne Mullin         Compliance Officer
             -----------------------------------------------------
               Gwyn Morgan Thomas       Director and Vice
                                        President
             -----------------------------------------------------
               Lori Callahan            Director and Chief
                                        Administrative Officer
             -----------------------------------------------------

 Principal occupations of each general partner and principal executive officer of ABIM

   The names and principal occupations of the general partner and executive officer of ABIM are set forth below. The business address of each person is One South Street, Baltimore, Maryland 21202.

          -----------------------------------------------------------
              Name and Position with
                       ABIM                  Principal Occupation
          -----------------------------------------------------------
             Buppert, Behrens & Owen, Inc.   N/A
             General Partner
          -----------------------------------------------------------
             J. Dorsey Brown, III            Portfolio Manager
             Principal
          -----------------------------------------------------------

                                                                      Exhibit I

---------------------------------------------------------------------------------------------
                                                                   Aggregate Dollar Range of
                                                                    Ownership as of May 31,
                                                                   2002 in all Funds Overseen
                                                                      or to be Overseen by
                                                                      Director or Director
                                   Dollar Range of Beneficial       Nominee in the Family of
          Director                 Ownership in the Funds/1/          Investment Companies
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Independent Director Nominees
Richard R. Burt*              $10,001-$50,000 (Communications      Over $100,000
                              Fund)
                              $10,001-$50,000 (Equity Partners
                              Fund)
                              $10,001-$50,000 (Value Builder
                              Fund )
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
S. Leland Dill                None (Communications Fund)           Over $100,000
                              None (Equity Partners Fund)
                              None (Value Builder Fund)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Martin J. Gruber              None (Communications Fund)           $10,001-$50,000
                              None (Equity Partners Fund)
                              None (Value Builder Fund)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Joseph R. Hardiman*           $10,001-$50,000 (Communications      Over $100,000
                              Fund)
                              $10,001-$50,000 (Equity Partners
                              Fund)
                              $10,001-$50,000 (Value Builder
                              Fund)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Richard J. Herring            None (Communications Fund)           Over $100,000
                              None (Equity Partners Fund)
                              None (Value Builder Fund)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Graham E. Jones               None (Communications Fund)           Over $100,000
                              None (Equity Partners Fund)
                              None (Value Builder Fund)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Rebecca W. Rimel*             None (Communications Fund)           Over $100,000
                              None (Equity Partners Fund)
                              Over $100,000 (Value Builder Fund)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Philip Saunders, Jr.          None (Communications Fund)           $50,001-100,000
                              None (Equity Partners Fund)
                              None (Value Builder Fund)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
William N. Searcy             None (Communications Fund)           $10,001-$50,000
                              None (Equity Partners Fund)
                              None (Value Builder Fund)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Robert H. Wadsworth*          $10,001-$50,000 (Communications      Over $100,000
                              Fund)
                              None (Equity Partners Fund)
                              $50,001-$100,000 (Value Builder
                              Fund)
---------------------------------------------------------------------------------------------
Interested Director Nominee
Richard T. Hale               $10,001-$50,000 (Communications      Over $100,000
                              Fund)
                              Over $100,000 (Equity Partners Fund)
                              $10,001-$50,000 (Value Builder
                              Fund)
---------------------------------------------------------------------------------------------

--------
/*/ The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Funds' deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.
/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 (the '1934 Act') include direct and/or indirect ownership of securities where the director's economic interest is tied to the securities, employment ownership and securities when the director can exert voting power and when the director has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.

                                                                      Exhibit J

                        FORM OF SUB-ADVISORY AGREEMENT

   THIS AGREEMENT is made as of the ____ day of ________ , 200_ by and among ________________, a Maryland corporation (the 'Fund'), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the 'Advisor') and ALEX. BROWN INVESTMENT MANAGEMENT, a Maryland limited partnership (the 'Sub-Advisor').

   WHEREAS, the Advisor is the investment advisor to the Fund, which is an open-end, diversified/non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act'); and

   WHEREAS, the Fund and the Advisor wish to retain the Sub-Advisor for purposes of rendering advisory services to the Fund and the Advisor in connection with the Advisor's responsibilities to the Fund on the terms and conditions hereinafter set forth.

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment Sub-Advisor. The Fund hereby appoints the Sub-Advisor to act as the Fund's Sub-Advisor under the supervision of the Fund's Board of Directors and the Advisor, and the Sub-Advisor hereby accepts such appointment, all subject to the terms and conditions contained herein.

   2. Delivery of Documents. The Fund has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following:

      (a) The Fund's Articles of Incorporation, filed with the State of Maryland on ________, and all amendments thereto (such Articles of Incorporation, as presently in effect and as they shall from time to time be amended, are herein called the 'Articles of Incorporation');

      (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the 'By-Laws');

      (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of the Sub-Advisor and approving this Agreement;

      (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the Investment Company Act of 1940 on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the 'SEC') on __________;

      (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. ______) and under the 1940 Act as filed with the SEC on ______ relating to the shares of the Fund, and all amendments thereto; and

      (f) The Fund's most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

   The Fund will furnish the Sub-Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   3. Duties of Sub-Advisor. In carrying out its obligations under Section 1 hereof, the Sub-Advisor shall:

      (a) provide the Fund with such executive, administrative and clerical services as are deemed advisable by the Fund's Board of Directors;

      (b) determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Fund's Board of Directors;

      (c) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Fund's Board of Directors;

      (d) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs as aforesaid, including the placing of orders for the purchase and sale of securities of the Fund; and

      (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund's portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in the Fund's portfolio;

   4. Broker-Dealer Relationships. In circumstances when the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of its brokerage commission rates, the Sub-Advisor's primary consideration in effecting a security transaction will be execution of orders at the most favorable price on an overall basis. In performing this function the Sub-Advisor shall comply with applicable policies established by the Board of Directors and shall provide the Board of Directors with such reports as the Board of Directors may require in order to monitor the Fund's portfolio transaction activities. In selecting a broker-dealer to execute each particular transaction, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Directors may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Fund. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such broker-dealers who also provide research or statistical material or other services to the Fund or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocation regularly to the Board of Directors of the Fund, indicating the brokers to whom such allocations have been made and the basis therefor.

   Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Sub-Advisor may consider services in connection with the sale of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

   Subject to the policies established by the Board of Directors in compliance with applicable law, the Sub-Advisor may direct Deutsche Bank Securities Inc.
or its affiliates ('DB Securities') to execute portfolio transactions for the Fund on an agency basis. The commissions paid to DB Securities must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Sub-Advisor. DB Securities and the Sub-Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Fund will not deal with the Sub-Advisor or DB Securities in any transaction in which the Sub-Advisor or DB Securities acts as a principal with respect to any part of the Fund's order. If DB Securities is participating in an underwriting or selling group, the Fund may not buy portfolio securities from the group except in accordance with policies established by the Board of Directors in compliance with rules of the SEC.

   5. Control by Fund's Board of Directors. Any recommendations concerning the Fund's investment program for the Fund proposed by the Sub-Advisor to the Fund and the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Sub-Advisor on behalf of the Fund pursuant hereto, shall at all times be subject to any applicable directives of the Board.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Advisor shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder, as amended;

      (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

      (c) the provisions of the Articles of Incorporation;

      (d) the provisions of the By-Laws; and

      (e) any other applicable provisions of federal and state law.

   7. Expenses. The expenses connected with the Fund shall be allocable between the Fund, the Sub-Advisor and the Advisor as follows:

      (a) The Sub-Advisor shall, subject to compliance with applicable banking regulations, furnish, at its expense and without cost to the Fund, the services of the President and certain Vice Presidents of the Fund, to the extent that such officers may be required by the Fund for the proper conduct of its affairs.

      (b) The Sub-Advisor shall maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under
   Section 3 hereof to place orders for the purchase and sale of portfolio securities for the Fund.

      (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: payments to the Advisor under the Investment Advisory Agreement between the Fund and the Advisor; payments to the Fund's distributor under the Fund's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not 'interested persons' (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   8.  Compensation.  SEE EXHIBIT F

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of the Sub-Advisor's compensation for the preceding month shall be made as promptly as possible. Fees payable to the Sub-Advisor by the Advisor will be reduced to an annual rate of 30 basis points of the aggregate net assets of the Flag Investors Communications Fund, Flag Investors Equity Partners Fund and Flag Investors Value Builder Fund that exceed $3.75 billion.

   9. Delegation of Responsibilities. The Sub-Advisor may, but shall not be under any duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and the Sub-Advisor's charges in rendering such services will be billed monthly to the Fund, subject to examination by the Fund's independent certified public accountants. Payment or assumption by the Sub-Advisor of any Fund expense that the Sub-Advisor is not required to pay or assume under this Agreement shall not relieve the Sub-Advisor of any of its obligations to the Fund nor obligate the Sub-Advisor to pay or assume any similar Fund expenses on any subsequent occasions.

   10. Term. This Agreement shall become effective at 12:01 a.m. on the date hereof and shall remain in force and effect, subject to Section 12 hereof, for two years from the date hereof.

   11. Renewal. Following the expiration of its initial two-year term, this Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

      (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act); and

      (b) by the affirmative vote of a majority of the Directors who are not parties to this Agreement or 'interested persons' of a party to this Agreement (other than as Directors of the Fund) by votes cast in person at a meeting specifically called for such purpose.

   12. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), on sixty (60) days' written notice to the Advisor and the Sub-Advisor. This Agreement may be terminated at any time, without the payment of any penalty, by the Sub-Advisor on sixty (60) days' written notice to the Fund and the Advisor. The notice provided for herein may be waived by any person to whom such notice is required. This Agreement shall automatically terminate in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act).

   13. Non-Exclusivity. The services of the Sub-Advisor to the Advisor and the Fund are not to be deemed to be exclusive, and the Sub-Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that partners of the

Sub-Advisor may serve as officers or Directors of the Fund, and that officers or Directors of the Fund may serve as officers or partners of the Sub-Advisor to the extent permitted by law; and that the partners of the Sub-Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, or directors of any other firm or corporation, including other investment companies.

   14. Liability of Sub-Advisor. In the performance of its duties hereunder, the Sub-Advisor shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement, but the Sub-Advisor shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor or its officers, directors or employees, or reckless disregard by the Sub-Advisor of its duties under this Agreement.

   15. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Sub-Advisor and the Fund for this purpose shall be One South Street, Baltimore, Maryland 21202 and the address of the Advisor for this purpose shall be 280 Park Avenue, New York, New York 10017.

   16. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued to said Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rules, regulations or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

             [SEAL]                     [FUND]
             Attest: _______________    By: ___________________
             Name: _________________    Name: _________________
                                        Title: ________________

             [SEAL]                     DEUTSCHE ASSET
                                        MANAGEMENT, INC.
             Attest: _______________    By: ___________________
             Name: _________________    Name: _________________
                                        Title: ________________

             [SEAL]                     ALEX. BROWN INVESTMENT
                                        MANAGEMENT
             Attest: _______________    By: ___________________
             Name: _________________    Name: _________________
                                        Title: ________________

For more information please call your Fund's information agent, Georgeson Shareholder Communications at 866-474-6829.


                                                                  FLAG ABIM #13

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
Deutsche Asset Management  [/]                                   Vote by Touch-Tone Phone, by Mail or via the Internet!
A Member of the Deutsche Bank Group                                  CALL:  To vote by phone call toll-free 1-888-221-0697 and
                                                                            use the control number on the front of your proxy
           FLAG INVESTORS COMMUNICATIONS FUND, INC.                         card.
           FLAG INVESTORS EQUITY PARTNERS FUND, INC.             INTERNET:  Vote on the Internet at www.proxyweb.com and use the
            FLAG INVESTORS VALUE BUILDER FUND, INC.                         control number on the front of your proxy card.
             P.O. BOX 9132, HINGHAM, MA 02043-9132                   MAIL:  Return the signed proxy card in the enclosed
                                                                            envelope.
                                                                 Do not return your proxy card if you vote by phone or Internet.

***   CONTROL NUMBER:  999  999  999  999  99    ***
                                                                               PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE                                                      To Be Held July 30, 2002 at 2:00 pm, Eastern time

The undersigned hereby appoints Bruce A. Rosenblum, Tammie Lee and Savonne L. Ferguson and each of them, with the full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at all adjournments or postponements thereof (the 'Special Meeting'), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting.  This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed.  If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I, II, III and IV, as applicable.  All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals II, III and IV, as applicable, will have the effect of votes AGAINST the Proposals.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WITH RESPECT TO YOUR FUND.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                                                                                 ---
PROPOSALS I, II, III AND IV, AS APPLICABLE.

                                                                     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                                     Dated:  ________________________

                                                                     ---------------------------------------------------------------
                                                                     |                                                             |
                                                                     |                                                             |
                                                                     ---------------------------------------------------------------
                                                                                   Signature(s) (Title(s), if applicable)
                                                                     Joint owners should each sign. Please sign exactly as your name or names appear on this card. When signing as an attorney, executor, administrator, trustee, guardian or corporate
                                                                     officer, please give your full title as such.
                                                                                                                      FLAG ABIM  #13
                              Please fill in box(es) as shown using black or blue ink or number 2 pencil.             |X|
                              PLEASE DO NOT USE FINE POINT PENS.

The Special Meeting is being held to consider and vote on the following matters for the Funds, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special
Meeting or any adjournments thereof:
                                                                                                     FOR       WITHHOLD      FOR ALL
PROPOSAL I:       (Each Fund separately)  To elect eleven Directors of the Fund to hold              ALL         ALL         EXCEPT
-----------       office until their respective successors have been duly elected and
                  qualified or until their earlier resignation or removal, whose terms will          |_|         |_|           |_|
                  be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

(01) Richard R. Burt             (05) Joseph R. Hardiman        (09) Philip Saunders, Jr.
(02) S. Leland Dill              (06) Richard J. Herring        (10) William N. Searcy
(03) Martin J. Gruber            (07) Graham E. Jones           (11) Robert H. Wadsworth
(04) Richard T. Hale             (08) Rebecca W. Rimel

To withhold authority to vote, mark 'For All Except' and write the nominees number on the line below.

________________________________________________________________________________

PROPOSAL II:      (Each Fund separately) To approve a new investment advisory agreement (a 'New      FOR       AGAINST       ABSTAIN
------------      Advisory Agreement') between the Fund and Deutsche Asset Management,
                  Inc. ('DeAM, Inc.') to be implemented within two years of the date of              |_|         |_|           |_|
                  the Special Meeting upon approval of the members of the Fund's Board of
                  Directors who are not 'interested persons' (as defined in the Investment
                  Company Act of 1940, as amended).

PROPOSAL III:     (Each Fund separately) To approve a new investment sub-advisory agreement (a       |_|         |_|           |_|
-------------     'New Sub-Advisory Agreement') among the Fund, Alex. Brown Investment
                  Management ('ABIM') and DeAM, Inc. to be implemented within two years of the date of the Special Meeting upon approval of the members of the
                  Fund's Board of Directors who are not 'interested persons' (as defined in the Investment Company Act of 1940, as amended).

PROPOSAL IV:      (Value Builder only)  To modify the Fund's fundamental investment policy           |_|         |_|           |_|
------------      concerning loans.
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